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                                                                   EXHIBIT 10.13


                                  SUBCONTRACT

                                    BETWEEN

                    INFORMATION SPECTRUM, INC. (CONTRACTOR)

                                      AND

                        LAU TECHNOLOGIES (SUBCONTRACTOR)

                      FOR PRODUCTS AND/OR SERVICES FOR THE

                 U.S. IMMIGRATION AND NATURALIZATION SERVICE'S
                       INTEGRATED CARD PRODUCTION SYSTEM
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SECTION A.
----------


A.1 This Subcontract is made and entered into effective October 19, 1995, by and between Lau Technologies (hereinafter the "Subcontractor" or "LAU") having its principal place of business at 531 Main Street, Acton, Massachusetts 01720 and Information Spectrum, Inc. (hereinafter the "Contractor" or "Prime Contractor" or "ISI"), a New Jersey corporation having its principal place of business at 7611 Little River Turnpike, Annandale, Virginia 22003, (collectively hereinafter the "Parties").

A.2    DEFINITIONS

"Contracting Officer":  Means the INS contracting officer.

"Base Year or Base Period": The period commencing on date of the Prime Contract award by the INS to ISI and continuing for a period of twelve months thereafter.

"COTR":  Means the INS Contracting Officer Technical Representative.

"INS": Means the U.S. Department of Justice, Immigration and Naturalization Service.

"Option Year 1": Means the period commencing the day after the last day of the Base Year and continuing for a twelve month period thereafter.

"Option Year 2": Means the period commencing the day after the last day of Option Year 1 and continuing for a twelve month period thereafter.

"ICPS": Means the Integrated Card Production System(s) required to be delivered by ISI under the Prime Contract with the INS.

"ISI Contracting Representative": Means the ISI representative who is authorized to enter into or modify this Subcontract or to take actions or provide notices under this Subcontract on behalf of ISI.

"ISI Technical Representative": Means the ISI representative who is authorized to provide notices or take actions under this contract on behalf of ISI. However, the ISI Technical Representative is not authorized to enter into or modify this Subcontract.

"Prime Contract": Prime Contract No. COW-6-C-0001, dated October 19, 1995 and entered into between the INS and ISI for delivery of the ICPS, upgrades, supplies and consumables and related services.

"Reserved":  See the definition in section A.3 of this Subcontract.

A.3    SUBCONTRACT STRUCTURE AND SECTION NUMBERS

The structure of, and the numbering of the sections in, this Subcontract are patterned after the Prime Contract. This will enable the parties to refer easily to the relevant provisions in the Prime Contract which may be incorporated into this Subcontract by specific references in the following sections of this Subcontract. The term "Reserved" following a section number in this Subcontract means that the particular section is set aside for future use and that the counterpart section in the Prime Contract is not incorporated by reference into this Subcontract.

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SECTION B.  SUPPLIES OR SERVICES AND PRICES/COSTS
            -------------------------------------

B.1    CONTRACT PRICING TABLES

The Subcontractor shall provide to the Contractor the products and services in the contract line item numbers (CLINs), identified as the Subcontractor's responsibility, as set forth in the pricing tables in Exhibit A of this Subcontract, and as further detailed in the Statement of Work/Specifications provided in Section C of this Subcontract. All prices shall be firm-fixed prices and shall be for the periods shown in the pricing tables in Exhibit A.

B.1.1. THROUGH B.1.8

The Subcontractor's performance of work under this Subcontract will support ISI's delivery to the INS of the products and services described in sections
B.1.1 through B.1.8 of the Prime Contract.

B.2    OPTIONS/OPTIONAL FEATURES

This subcontract contains two (2) types of options that may be exercised unilaterally by the Contractor: options to extend the period of performance of the contract and options to purchase upgrades, additional supplies and consumables and services.

All options will be exercised by the ISI Contracting Representative's issuance to the Subcontractor of a unilateral written Task Order which identifies the option exercised. See also sections F.3 and I.7.

B.3    TRAVEL REIMBURSEMENT

Travel and subsistence charges under this contract in support of Consultation Services (CLINs 2000 through 2003) furnished by the Subcontractor shall not exceed those allowed under FAR 31.205-46. All travel and substance charges shall be authorized in advance by the ISI Contracting Representative.

B.4    INVOICING AND PAYMENT

B.4.1. INVOICE REQUIREMENTS

       (a) Subcontractor shall present to ISI, in accordance with the issued Task Order, in an original and three copies an invoice for products and services:

               (i) accepted in accordance with section E and FAR 52.232-1 "Payments (APR 1984)"; or

               (ii) for which an advance payment, partial payment or progress payment is explicitly provided for in this section B.4.

       (b) The original and one copy shall be submitted to the following ISI office:

               Information Spectrum, Inc.
               Accounts Payable
               7611 Little River Turnpike, Suite 300 East
               Annandale, Virginia  22003

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One additional copy of the invoice shall be sent to each of the ISI representatives identified in section G.1 and G.2 of this Subcontract.

To constitute a proper invoice, the invoice must include the following information and/or attached documentation in addition to the requirements in FAR 52.232-25:

               (i)  Task Order number.

               (ii) Contract Line Item Number (CLIN), product identification number, description, price and quantity of products or services actually delivered, and dates products or services delivered.

B.4.2  PAYMENTS.

ISI shall pay the firm fixed price in Exhibit A to the Subcontractor for the products and services it provides under this Subcontract in accordance with the following paragraphs.

(a) CLIN 100. ISI shall pay the Subcontractor for its products in the Base ICPS and for related services in accordance with the following scheme:

       (1) 50% of the price of each Base ICPS and related services specified in CLIN 100a (except for Maintenance Spares in SubCLIN 5(d) and Acceptance Test in SubCLIN 6(c)), and 50% of the price of each Base ICPS and related services specified in CLIN 100b (except for Maintenance Spares in SubCLIN
     (5c)), shall be paid to the Subcontractor as a Progress Payment after delivery of the Base ICPS and related services to the designated INS installation site on a delivery date specified by ISI and the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract.

       (2) The remaining 50% of the price specified in these relevant CLINs for the Base ICPS and related services (including the total price for the spares and acceptance tests excepted in subparagraph (a)(1), above) shall be paid to the Subcontractor when the following conditions are met:

          (i) after the particular Base ICPS successfully completes acceptance testing and meets the Standard of Performance in sections
          E.2.2 and E.2.3, or, with respect to the spares, after the Government inspects and accepts the spares; and

          (ii) after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for these particular products and services.

(b) CLINs 110 and 111. ISI shall pay the Subcontractor for its products and services in, or related to, each module provided as an option under CLINs 110 and 111 in accordance with the following scheme:

     (1) 50% of the price specified in CLIN 110 and 111 shall be paid to the Subcontractor as a Progress Payment after delivery of the module to the designated INS installation site on a delivery date specified by ISI and the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract.

     (2) The remaining 50% of the price specified in these relevant CLINs for the products and services shall be paid to the Subcontractor when the following conditions are met:

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          (i)   after the particular module successfully completes acceptance testing and meets the Standard of Performance in sections E.2.2 and E.2.3; and

          (ii) after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for these particular products and services.

(c) CLINs 122, 123, 130, and 131. ISI shall pay the Subcontractor for its products and services in, or related to, each module provided as an option under CLINs 122, 123, 130 and 131 in accordance with the following scheme:

          (1) 50% of the price specified for "Non-Recurring Engineering" for the particular module shall be paid to the Subcontractor as a Progress Payment after delivery of that module and related software to an INS site on a delivery date specified by ISI and the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract.

          (2) 50% of the price specified for "Installation" of the particular module's price shall be paid to the Subcontractor as a Progress Payment after the Subcontractor's certifies that the module has been installed in the ICPS at the designated INS installation site and is ready for acceptance testing.

          (3) The remaining 50% of the price specified in these relevant CLINs for these products and services shall be paid to the Subcontractor when the following conditions are met:

               (i) after the particular module successfully completes acceptance testing and meets the Standard of Performance in sections E.2.2 and E.2.3; and

               (ii) after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for these particular products and services. ISI.

(d) CLINs 136, 137, 140 and 141. ISI shall pay the Subcontractor for its products and services in, or related to, each module provided as an option under CLINS 136, 137, 140 and 141 in accordance with the following scheme:

          (1) 50% of the price specified in CLINs 136, 137, 140 and 141 shall be paid to the Subcontractor as a Progress Payment after delivery of the particular module to the designated INS installation site on a delivery date specified by ISI and after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract.

          (2) The remaining 50% of the price specified in these CLINs for these products and services shall be paid to the Subcontractor when the following conditions are met:

               (i) after the particular module successfully completes acceptance testing and meets the Standard of Performance in sections E.2.2 and E.2.3; and

               (ii) after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for these particular products and services.

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(e)  CLINs 3001, 3002, 3010, 3011, 9005 and 9006. ISI shall pay the
Subcontractor for the maintenance services performed in 3001, 3002, 3010, 3011, 9005 and 9006 in accordance with the following scheme:

     A proportionate part of the price specified in CLINs 3001, 3002, 3010, 3011, 9005 and 9006 shall be paid monthly in arrears to the Subcontractor for the maintenance services performed in the prior month. The payment shall be made after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for the maintenance services.

(f) CLIN 9000, 9001, 9002, 9003, and 9004. ISI shall pay the Subcontractor for its products and services in, or related to the option of a Hot Backup System provided as an option in CLIN 9000, and related services, and the products and services in, or related to each module provided as an option in CLINs 9001, 9001, 9002, 9003 and 9004 in accordance with the following scheme:

          (1) 50% of the price specified in CLINS 9000 shall be paid to the Subcontractor as a Progress Payment after the Subcontractor has certified to ISI that the Hot Backup System is ready for acceptance testing and the Standard of Performance and the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract.

          (2) 50% of the price specified in CLINS 9001, 9002, 9003 and 9004 shall be paid to the Subcontractor as a Progress Payment after the Subcontractor has certified to ISI that the particular option is ready for acceptance testing and the Standard of Performance, and the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract.

          (3) The remaining 50% of the price specified in these relevant CLINs for these products and services shall be paid to the Subcontractor when the following conditions are met:

               (i) after the particular product or service successfully completes acceptance testing and meets the Standard of Performance in sections E.2.2 and E.2.3; and

               (ii) after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for these particular products and services.

(g) All payments to the Subcontractor shall be made within 15 days after receipt of invoice but only after the conditions to payment specified in paragraphs (a) through (f) are met.

(h) Repayment of Progress Payments to ISI. If the Government does not accept the products and services provided by the Subcontractor and if the Prime Contract is thereafter terminated, in part or as a whole for this reason, the Subcontractor shall repay to ISI that portion of the Progress Payments previously paid to the Subcontractor which corresponds to the terminated portion of the Prime Contract. Subcontractor shall repay the Progress Payments to ISI within 30 days after receipt of ISI's demand for repayment. If the Prime Contract is not terminated but the price paid to ISI is reduced because of the defective products or services provided by the Subcontractor, the parties shall seek to agree to a corresponding reduction in the Progress Payments paid to Subcontractor and Subcontractor shall repay to ISI the amount of Progress Payments agreed to by the parties.

(i) Reduction of Suspension of Progress Payments. ISI may reduce or suspend Progress Payments after finding on substantial evidence that the Subcontractor failed to comply with any material requirement of this Subcontract; however, the Subcontractor will be given 10 days to cure, and if the failure is cured within that time, the Progress Payments will be continued.

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(j)  Defect in ISI Component. Notwithstanding the provisions of paragraph B.4.2
(a)(2), B.4.2 (b)(2), B.4.2 (c)(3), B.4.2 (d)(2) and B.4.2 (f)(3), if the
Government fails to accept the particular products and services solely because of a defect in a component provided by ISI, then ISI shall pay the Subcontractor 25% of the price specified in the relevant CLINs within 15 days after receipt of an appropriate invoice in accordance with this Subcontract after the Government's refusal to accept because of such defect. ISI shall pay the remaining 25% of the price specified in the relevant CLINs when the following conditions are met:

     (1) after the particular product and services successfully complete acceptance testing and meet the Standard of Performance in sections E.2.2 and E.2.3; and

     (2) after the Subcontractor submits to ISI an appropriate invoice in accordance with this Subcontract and the Government pays ISI for the accepted products and services.

B.4.2.3   Subcontractor's Remittance Address

ISI shall make all payments to the Subcontractor under this Subcontract by remitting the payment to the following address:

     LAU TECHNOLOGIES
     531 MAIN STREET
     ACTON, MA  01720


SECTION C.   SPECIFICATIONS/STATEMENT OF WORK
             --------------------------------

C.1    RESERVED

C.1.1  SCOPE OF WORK/SPECIFICATIONS

The Subcontractor's scope of work and required specifications are described in Exhibit B. The Subcontractor shall provide minimum one-year warranties from the date of the Government's acceptance for all products delivered and all services performed under this Subcontract.

All work performed under this Subcontract will be ordered through written Task Orders issued by the ISI Contracting Representative to the Subcontractor.

C.1.2 THROUGH C.2.1

The Subcontractor's performance of work under this Subcontract will support ISI's delivery to the INS of the products and services which meets the INS requirements described in sections C.1.2 through C.2.1 of the Prime Contract.

C.2.2  COMMERCIAL AVAILABILITY

All products delivered under this Subcontract must be available as integrated commercial-off-the-shelf (COTS) products on the dates specified in section C.2.2 of the Prime Contract, subject to section H.19 below.

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C.2.3  THE NEW BUSINESS PROCESS

The Subcontractor's products and services shall support the Contractor's solution described in section C.2.3 of the Prime Contract.

C.2.3.1  CONTINUOUS, AUTOMATED INTEGRATED  SYSTEM

The Subcontractor's products and services shall support a continuous, automated Integrated Card Production System, such that under normal production conditions, human intervention is not required except to load blank card stock and other supplies, and to remove the finished cards inside addressed, stamped mailing envelopes ready for delivery to the Postal Service.

C.2.3.2  PRODUCTION CYCLE

The Subcontractor's products and services shall support an Integrated Card Production System that is a stable, heavy-duty, reliable product, capable of continuous uninterrupted production 24 hours per day, seven days per week, except for normal maintenance.

C.3    CARD PRODUCTION REQUIREMENTS

C.3.1  PRODUCTION RATE

The Subcontractor's products and services shall support the normal production operation of each card-producing system which produces cards with the hologram laminate applied at a minimum average rate of 300 cards per hour. This production rate shall be sustained for cards with: a color photographic image; a fingerprint and multicolor text printing on the front; text and a 2-D barcode in PDF417 symbology on the rear; and encoding of data into all three channels of a high coercivity magnetic stripe, and the insertion of the card in a mailing insert and envelope.

C.3.2  MULTIPLE TYPES OF CARDS

The Subcontractor's products and services shall support the manufacture of at least four different card types on the card production systems. Presently, INS intends to produce the Employment Authorization Document (EAD), Alien Registration Card (ARC), Border Crossing Card (BCC) and the INS Passenger Accelerated Service System (INSPASS) card. These cards require different materials with different electronic (automated) features and security on each as described in Table C-1 (see Attachment A in Section J).

At a minimum the system supported by the Subcontractor's products and services shall provide the following capabilities:

     a. Production of multiple types of cards (such as, layout of text, pictures, etc.) which use the same materials under automatic software control on a card-by-card basis.

     b. Production of multiple types of cards which use the same PVC base and different electronic materials in a batch mode by changing the raw materials and executing software control over the operation of the equipment. It shall not take more than 45 minutes to make the changeover from one type of card to another for the batch process. The changeover process shall include the changeover of materials.

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Table C-1, provided as Attachment A, in Section J, provides a summary of the features that INS intends to incorporate in each of these card types. Section C.5, Card Production Formats, provides a more detailed description of each card, and the technologies that INS will use to develop and produce the cards.

C.4    CARD PRODUCTION REQUIREMENTS

C.4.1 THROUGH C.4.3.1.2

If the Subcontractor is obligated to provide software to the Contractor in the performance of work under this Subcontract, the Subcontractor shall meet the software requirements specified in sections C.4.1 through C.4.3.1.2 of the Prime Contract.

C.5    CARD PRODUCTION FORMAT

C.5 THROUGH C.5.5

To the extent the Subcontractor is required to provide card materials or the cards itself, the materials and cards shall meet the requirements specified in sections C.5 through C.5.5 of the Prime Contract.

C.6    SUPPLIES AND CONSUMABLES

To the extent Subcontractor is required to provide supplies and consumables to produce cards, the cards will use the technologies in Table C-1 of the Prime Contract. The Subcontractor is obligated to comply with FAR clauses 52.227-14, Rights to Data-General, 52.227-23, Rights to Proposal Data (Technical), which are contained in Section I of the Prime Contract (see Exhibit C to this Subcontract); and H.19, Rights to Technical Data and H.20 Security Requirements, which are contained in Section H of the Prime Contract (see Exhibit C to this Subcontract).

C.6.1    INS INSPECTION AND TEST OF SUPPLIES AND CONSUMABLES

Prior to the delivery of any items of supplies or consumables that the Subcontractor is obligated to deliver under this Subcontract, the Subcontractor shall furnish sufficient materials for the production of 100 cards (i.e., 25 of each card type) for inspection and testing by the INS. The batch of materials submitted for testing shall be taken from the same lot of materials that will be delivered to the INS. As required by the ISI Contracting Representative or the ISI Technical Representative, the samples shall be delivered to the COTR, who will coordinate the production of the sample cards and forward them to the Director of the INS Forensic Laboratory for inspection and testing. The samples will be tested to ensure that all items have the security features required, meet all of the requirements set forth in this Subcontract, and are of good quality and workmanship. The Subcontractor shall provide written notification of the date of shipment to, and receipt by, the designated INS officials to the ISI Contracting Representative and the ISI Technical Representative. It is estimated that the entire inspection and testing process will take approximately 15 days. The ISI Contracting Representative or ISI Technical Representative will furnish the Subcontractor with written notification of the results of the inspection and test of the supplies and consumables. If the Subcontractor's supplies and/or consumables fail to pass the inspection, the Subcontractor will immediately provide a second batch of supplies and/or consumables for inspection and testing at no cost to ISI. If the second batch fails, then ISI shall have the right to assess liquidated damages in accordance with Section F and/or terminate this Subcontract for default.

INS' inspection and test of supplies and consumables does not relieve the Subcontractor of its responsibility to inspect and test its products to ensure compliance with and adherence to the contract

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requirements and industry standards. The Subcontractor must also ensure that the various consumables it supplied are compatible for the purposes of creating the INS cards.

The Subcontractor shall be responsible for any damage to the card production systems resulting from inferior consumables furnished by the Subcontractor. All costs associated with the repair or replacement of equipment damaged by such consumables shall be the sole responsibility of the Subcontractor. The Subcontractor's attention is also called to the Liquidated Damages clause in Section F of this Subcontract.

C.6.2  CONTROL AND DELIVERY OF SUPPLIES AND CONSUMABLES

Supplies and consumables produced by the Subcontractor which are unique to the INS will be controlled immediately upon production. Such controls will provide for access by only those individuals who have met the INS' Office of Security employment suitability background requirements set forth in section H. Small inventories may be stored in a safe-type steel file container having a built-in, three position, dial-type changeable combination lock. Storage of larger inventories will be accomplished by the use of a vault or spaces where each door is equipped with a high security, long throw deadbolt lock. All windows in storage areas shall be secured with steel bars of other appropriate security devices. Overhead access to inventory storage areas shall be prevented by the installation of a 9-gauge wire mesh between the top of the walls and the true ceiling, or by the installation of infra-red or motion detection alarms. If 9-gauge wire mesh is installed, the mesh opening is not to be wider than 2 inches square and the top and bottom are to be secured to the ceiling above the wall below. All items will be kept under secure storage and will remain under such controls until the time of shipment.

The Subcontractor shall comply with the requirements of the clause entitled Packaging. Marking and Shipment contained in Section D.

C.6.3  DISPOSITION OF SUPPLIES AND CONSUMABLES

Seventy five days prior to the expiration of the Subcontract, the Subcontractor shall notify the ISI Contracting Representative of any expected excess in supplies and consumables at the time of Subcontract completion. Excess or remaining materials shall be delivered to the Director of the INS Forensic Laboratory for secure destruction or the ISI Technical Representative, or upon written request of the ISI Contracting Representative, destroyed by the Subcontractor in a manner approved by the IS Contracting Representative after consultation with the INS Security Office and coordinate with ISI Security Officer.

If, prior to delivery to ISI or the INS, the Subcontractor is required to dispose of waste and defective supplies and consumables that have not been converted into INS-unique deliverables, the Subcontractor shall handle such disposition in accordance with local, state, and federal environmental regulations and best commercial practices. If the waste and defective supplies and consumables have been converted into INS-unique deliverables, then the Subcontractor shall immediately notify the ISI Contracting Representative and await further instructions. The INS will either assume responsibility for the items, require the Subcontractor to ship the items to the INS Forensic Laboratory, or require the Subcontractor to proceed with the destruction and disposal of the items.

C.7    ENVIRONMENTAL REQUIREMENTS

C.7.1  INSTALLATION SITES

The integrated card production systems are intended to be installed at one or more of the following INS Service Center sites: St. Albans, Vermont: Lincoln, Nebraska; Laguna Niguel, California; and Dallas

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Texas. INS reserves the right to require the installation of more than one integrated card production system at these sites, or have such systems installed at other INS sites, including the possibility of installing a Hot Backup System at the LAU facility in Acton, Massachusetts.

The INS intends to install the production equipment and store supplies in a designated security area designed by the INS Service Center in coordination with the INS Office of Security (HQSEC). The secured area will be a standard office environment with published access control measures in place including specific work hours. Therefore, the systems shall be suitable for operation in a standard office environment.

C.8    MAINTENANCE (APPLICABLE TO LAU)

The Subcontractor shall provide in the Base Year and, to the extent an option is exercised by ISI, in each Option Year, the following maintenance support in accordance with section C.8 through C.8.2 of the Prime Contract. In the referred to sections of the Prime Contract, the term "Contractor" shall mean "Subcontractor". The Subcontractor shall provide:

     (i)   telephone technical/engineering support in accordance with section
     C.8.1.3 of the Prime Contract;

     (ii) corrective and emergency maintenance support in accordance with Exhibit B and sections C.8.1.2 and C.8.2 of the Prime Contract; and provide spare parts in accordance with Exhibit B of this Subcontract in and section
     C.8.1.2.1 of the Prime Contract;

     (iii) software upgrades and documentation updates in accordance with Exhibit B of this Subcontract and sections C.8.1.2.2 and C.8.1.2.3 of the Prime Contract.

C.9    WARRANTY

The Subcontractor shall provide a warranty included in the purchase price of the product and services the Subcontractor provides. The warranty shall start on INS's acceptance of the system, product or service and end a minimum of one year later. To the extent the Subcontractor is required to provide one or more of the following requirements, the one year warranty shall be applicable to the following requirements the Subcontractor is required to provide as set forth in section C.8 of the Prime Contract:

     a.   Preventive Maintenance

     b.   Corrective Maintenance - 8-Hour Response

     c.   Emergency Corrective Maintenance - 4-Hour Response

     d.   Parts

     e.   Software Upgrades

     f.   Documentation Updates

     g.   User-Provided Services

     h.   Telephone Technical/Engineering Support

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C.10 CONSULTATION SERVICES

If the Subcontractor is required by Exhibit A or Exhibit B to provide consultation services, if and when requested by the ISI Contracting Representative, the Subcontractor shall furnish the services of a Software Engineer, Hardware Engineer, and/or System Technician to modify the commercial off-the-shelf hardware and software (furnished by the Subcontractor as a part of the integrated card production system) as required by the Contractor to support future INS card production requirements. Any services required of these personnel will be specifically requested by the ISI Contracting Representative through the issuance of Task Orders.

C.11 QUALITY ASSURANCE/CARD VERIFICATION

Reserved.

C.12 SYSTEMS AND MATERIALS/CONSUMABLES DOCUMENTATION

The Subcontractor shall furnish to the Contractor three copies of documentation for the products it provides which are included in each integrated card production system developed for the INS under the Prime Contract. The documentation shall include all the necessary information, with respect to the products Subcontractor is responsible to deliver under this Subcontract, to operate, maintain, and develop software interfaces for each integrated card production system, including optional features purchased with the system.

The Subcontractor shall also furnish three copies of documentation for each batch of material/consumables the Subcontractor furnishes for the production of INS cards. The documentation shall include information on storage, handling, and use of these items, as well as any other information deemed necessary by the Subcontractor to ensure the reliability of the products.

In addition to the documentation supplies as a part of the integrated card production system, the Subcontractor shall make available for the Contractor's purchase, additional copies of the documentation described in this section C.12. The additional copies will be purchased under CLINs 60-163 (see Exhibit B).

C.13 TRAINING (APPLICABLE TO LAU)

C.13.1 Maintenance Contractor Training. The Subcontractor shall provide, in accordance with Exhibits A and B, maintenance training to employees of an ISI designated maintenance contractor, and such other persons as designated by ISI, at the Subcontractor's facilities, and certify that not less than three employees are qualified to provide maintenance on the products the Subcontractor delivered for each installation site, including option and upgrade features. Training shall provide complete instruction, including testing and certification, on the proper maintenance of the system and shall include all training materials for three employees at each INS site.

C.13.2 INS Personnel Training. The Subcontractor shall provide, in accordance with Exhibit B, training to INS employees at each installation site, and such other persons as designated by ISI, on the operation and maintenance of the Subcontractor's products delivered for each installation site, including optional and upgrade features purchased. Training shall provide complete instruction, including testing and certification, on the proper operation and maintenance of the system and shall include all training materials for a minimum of 5 INS personnel.

At a minimum, the Subcontractor shall furnish with its products for each integrated card production system delivered, training of 5 INS operators on the operation and maintenance of the system.

SECTION D.  PACKAGING AND MARKING
            ---------------------

D.1    PACKAGING AND PACKING

Unless otherwise specified, the Subcontractor shall package and pack all items that it is required to deliver in accordance with normal commercial practices. Packages containing magnetic media shall have on their surfaces express markings regarding protection against exposure to magnetic fields and/or temperature extremes.

The Subcontractor shall stamp or mark the items delivered or otherwise furnished with a notice of the existence of the warranty. Markings may be brief, but shall include:

       (i)     a brief statement that a warranty exists,
       (ii)    the substance of the warranty,
       (iii)   its duration, and
       (iv)    who to notify if the supplies are found to be defective.

The INS shall furnish such labor as may be necessary for packaging, unpacking, and placement of equipment when in the possession of the INS (unless otherwise specified herein). ISI shall supervise, with the assistance of the Subcontractor, the packing, unpacking and placement of equipment at each site.

D.2    PACKING LIST

The Subcontractor shall prepare a packing list or other suitable shipping document to accompany each shipment of all items that is required to deliver. The packing list or other document shall show the (a) name and address of consignor; (b) the name and address of consignee; (c) Government contract and delivery order number; (d) Government bill of lading number covering the shipment, if any; (e) description of the material shipped, including item number, quantity, number of containers, and package number, if any; and (f) ISI Task Order number and date.

D.3    SHIPPING

The Subcontractor shall ship and deliver all items which are unique to INS and not sold to any other customer by either registered mail, return receipt requested, or by UPS Delivery Confirmation Response Service with signature required. Shipments consisting of more than one carton will be identified when shipped as 1 of 3, 2 of 3, etc. In order to protect the integrity of the sealed shipping containers, the Subcontractor shall affix packing slips to the outside of shipping containers. Immediately after shipment, the Subcontractor shall notify the ISI Contracting Representative, the ISI Technical Representative and the affected INS regional security Officer via facsimile transmission of the date of the shipment, quantities of materials being shipped, total number of cartons shipped and addressee of shipment.

The Subcontractor shall ship and deliver all items which are not unique to the INS in accordance with normal commercial practice.

The subcontractor shall be responsible for the costs of shipping, including insurance.

SECTION E.  INSPECTION AND ACCEPTANCE
            -------------------------

E.1    CLAUSES INCORPORATED BY REFERENCE

The following clauses identified are incorporated by reference into this Subcontract subject to the modifications specified in section I.1.

Federal Acquisition Regulation (FAR), (48 CFR Chapter 1), Clauses

52.246-2     Inspection of Supplies -       JUL 1985
             Fixed-Price

52.246-4     Inspection of Services -       FEB 1992
             Fixed-Price

52.246-6     Inspection--Time-and-Material  JAN 1986
             and Labor-Hour

52.246-15    Certificate of Conformance     APR 1984

52.246-16    Responsibility For Supplies    APR 1984

E.2    STANDARD OF PERFORMANCE AND ACCEPTANCE OF INTEGRATED CARD PRODUCTION
       SYSTEMS

The Subcontractor shall participate in the performance of the acceptance tests of the Integrated Card Production Systems delivered under CLIN 100 and, if options are exercised, the System Upgrades in CLINS 110 through 157, including tests in Acton, Massachusetts. The INS will inspect and accept the systems to ensure the systems meet the requirements of Section C of the Prime Contract have the performance capabilities proposed by ISI and the Subcontractor; and are configured consistent with the delivery order(s) issued by the INS to acquire the system(s). The Subcontractors' participation in the acceptance test and Standard of Performance is described in Exhibit B of this Subcontract. The acceptance tests which the Subcontractor's products and services are required to meet, as part of the System at each site, are described in sections E.2.1 through E.2.5 in this Subcontract.

E.2.1  Subcontractor Testing

Each Subcontractor product which is to be part of the Integrated Card Production System or System Upgrade shall be certified by the Subcontractor in writing as to having undergone a Subcontractor quality control/assurance test process to detect faulty hardware and software; to insure the quality and reliability of system performance; and to certify that the product, when integrated into the system, will meet the Standard of Performance set forth in Section E.2.3, below. The Subcontractor's test shall be conducted prior to installation of the system at the INS sites. The Subcontractor's quality control/assurance tests must be conducted as evaluated and approved by ISI.

E.2.2  Inspection and Acceptance Testing

The INS will produce 10,000 "live" cards during the inspection and acceptance test of each of the Integrated Card Production Systems. Therefore INS personnel will subject the Integrated Card Production Systems to a 10-day acceptance test following installation at the INS site before formal acceptance. The

INS will operate the system for 10 consecutive days, 24 hours per day, less 4 hours system downtime due to preventive maintenance. The first day of the Performance Acceptance Period shall be the actual date of installation completion by ISI and the Subcontractor. If any component fails to complete the Performance Acceptance Period successfully within 10 days from the initial installation, INS, at its option may require replacement of the component or the entire system. In that event, ISI, at its option, may require the Subcontractor to replace its failed component or its entire product or system. The replacement of the component, product or system shall be completed within 48 hours. After replacement is completed, the 10-day test period will begin again. If the replacement component, product or system fails to complete the Performance Acceptance Period successfully within the next 10 days after it is installed, the INS may exercise its right to terminate the ISI Prime Contract for default and ISI may exercise its right to terminate this Subcontract for default.

During the Inspection and Acceptance Testing of the base integrated card production system (i.e., CLIN 100, which is considered to be unit #1), INS will produce 10,000 "live" EAD cards that consist of the features described in section C.5.1, C.5.2 (exclusive of optional features), C.5.3.1 (exclusive of optional features), C.5.4.1.1, C.5.4.1.2, and C.5.4.1.3 of the Prime Contract. For the purposes of Acceptance Tests for other than the Base Integrated Card Production System (i.e., units #2 through #6) will include all of the features described in section C.5 of the Prime Contract. Therefore, the inspection and acceptance test of units #2 through #6 (should the INS decide to order these units), shall provide for the production of 10,000 "live" cards that include all of the features described in section C.5 of the Prime Contract.

E.2.3  Standard of Performance

Notwithstanding the requirement for an inspection and acceptance test that will be completed within 10 days after system installation, the Standard of Performance for operation of the integrated card production system shall be 95%, 30 consecutive days of 24 hour/day operational use with no more than 12 hours per month system downtime due to preventive maintenance. Once the system is placed into production by the INS, ISI and the Subcontractor will be immediately notified if the system fails to meet the Standard of Performance. For the purposes of this clause, the INS considers "production" to include INS' production of sample cards.

E.2.4  Date of Installation

The Date of Installation shall be the day of successful completion, assembly and installation of the system, including the Subcontractor's products, and certification by the Subcontractor and ISI that the system is ready for normal operational use.

E.2.5  Date of Acceptance

The Date of Acceptance of the integrated card production system or the upgraded system shall be the first day after the system meets the Standard of Performance and completion of acceptance testing.

E.3    INSPECTION AND TEST OF SUPPLIES AND CONSUMABLES.

See section C.6.1 of this Subcontract for the inspection and test of certain supplies and consumables.

SECTION F.  DELIVERIES OR PERFORMANCE
            -------------------------

F.1    CLAUSES INCORPORATED BY REFERENCE

The following clauses are incorporated by reference into this Subcontract subject to the modifications specified in section I.1.

Federal Acquisition Regulation (FAR), (48 CFR Chapter 1), Clauses

52.212-10    Delivery of Excess Quantities of $250  SEP 1989
             or Less

52.212-13    Stop Work Order                        AUG 1989

52.212-15    Government Delay of Work               APR 1984

52.247-34    F.O.B. Destination                     NOV 1991

F.2    DELIVERY LOCATIONS

Each ICPS and all other products which the Subcontractor is required to deliver under this Subcontract shall be packaged and shipped to the designated site(s) (inside delivery to the exact room location as specified in the ISI Task Order). Delivery locations are listed in section C.7.1 of this Subcontract. ISI reserves the right to install additional Integrated Card Production Systems at these sites or at other INS sites.

F.3    PERIOD OF PERFORMANCE

The period of performance of this Subcontract shall commence on the effective date of this Subcontract. The Base Period of performance of this Subcontract shall end 12 months days after the date of the INS' award of the Prime Contract to ISI. In accordance with section B.2 of this Subcontract, ISI has the right to extend the period of performance of this Subcontract for Option Year 1 and Option Year 2 as defined in Section A.2.

F.4    TRANSPORTATION

Unless otherwise specifically provided in Exhibits A or B, all shipments in the performance of this Subcontract shall be at Subcontractor's expense.

F.5    REQUIRED TIME, PLACE OF DELIVERY AND PERFORMANCE

The required time and place of delivery of products or provision of services to be provided under this Subcontract will be specified in each Task Order issued by ISI. If a Task Order fails to identify the required time and place of delivery, then the Subcontractor shall promptly notify the ISI Contracting Representative and request due dates and/or destinations.

The minimum requirement for the Subcontractor's delivery of products and services to ISI under this Subcontract is provided in the following matrix. The time and place of delivery of all products and services will be specified in written Task Orders issued by ISI.

     NOTE: DARO IS "CALENDAR DAYS AFTER RECEIPT OF ORDER" MEANING AFTER ISI'S RECEIPT OF A PROPERLY EXECUTED INS DELIVERY ORDER TO ISI. DAC IS "CALENDAR DAYS AFTER AWARD OF THE PRIME CONTRACT TO ISI" MEANING AFTER THE PRIME CONTRACT IS PROPERLY EXECUTED BY INS AND ISI.

                       MINIMUM DELIVERY SCHEDULE MATRIX

=================================================================================================
     CLIN                     DESCRIPTION                                       SCHEDULE
=================================================================================================
100                           Integrated Card Production System, installed
-------------------------------------------------------------------------------------------------
                              Site #1:  Lincoln, Nebraska                       60 DAC
-------------------------------------------------------------------------------------------------
                              Site #2:  Laguna Niguel, CA                       120 DARO
-------------------------------------------------------------------------------------------------
                              Site #3:  St. Albans, Vermont                     120 DARO
-------------------------------------------------------------------------------------------------
                              Site #4:  Dallas, TX                              120 DARO
-------------------------------------------------------------------------------------------------
                              Site #5 and #6: (location to be determined)       120 DARO
-------------------------------------------------------------------------------------------------
110-113                       WORM Upgrades, installed                          300 DARO
-------------------------------------------------------------------------------------------------
120-123                       RF Upgrades, installed                            360 DARO
-------------------------------------------------------------------------------------------------
130-131                       OCR-B Upgrades, installed                         360 DARO
-------------------------------------------------------------------------------------------------
132                           Multi-Color Text Printing                         360 DARO
-------------------------------------------------------------------------------------------------
133                           Write 3D Barcode                                  360 DARO
-------------------------------------------------------------------------------------------------
135                           Embedded Magnetic Stripe                          360 DARO
-------------------------------------------------------------------------------------------------
136 - 147                     IC Chip Upgrades, installed                       360 DARO
-------------------------------------------------------------------------------------------------
150                           Tracking Information - Inventory Control          360 DARO
-------------------------------------------------------------------------------------------------
151                           Tracking Information - Failed Card Count          360 DARO
-------------------------------------------------------------------------------------------------
155                           Microline Printing                                360 DARO
-------------------------------------------------------------------------------------------------
156                           Mailer - Seal  Envelopes                          360 DARO
-------------------------------------------------------------------------------------------------
157                           Mailer - Stamp Envelopes (Postal Meter)           360 DARO
-------------------------------------------------------------------------------------------------
160 - 163                     System Documentation                              30 DARO
-------------------------------------------------------------------------------------------------
200 - 235                     Substrate                                         30 DARO
-------------------------------------------------------------------------------------------------
250 - 287                     PVC                                               30 DARO
-------------------------------------------------------------------------------------------------
300                           Hologram and Hologram Laminate                    60 DAC
-------------------------------------------------------------------------------------------------
310 - 313                     Hologram Laminate                                 30 DARO
-------------------------------------------------------------------------------------------------
350 - 353                     Plain Laminate                                    30 DARO
-------------------------------------------------------------------------------------------------
400 - 403                     Color Dye Diffusion Ribbon                        30 DARO
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
500 - 532                     Inks                                              30 DARO
--------------------------------------------------------------------------------------------------
600 - 632                     Mailing Supplies                                  30 DARO
--------------------------------------------------------------------------------------------------
700 - 703                     Carbon Ribbon                                     30 DARO
--------------------------------------------------------------------------------------------------
750                           Cleaning Tape                                     30 DARO
--------------------------------------------------------------------------------------------------
751                           Cleaning Roller                                   30 DARO
--------------------------------------------------------------------------------------------------
752                           Print Head                                        30 DARO
--------------------------------------------------------------------------------------------------
800 - 805                     Card Readers                                      60 DAC
--------------------------------------------------------------------------------------------------
1000 - 1012                   Training                                          30 DARO
--------------------------------------------------------------------------------------------------
2000 - 2003                   Consultation Services                             As Required
--------------------------------------------------------------------------------------------------
3000 - 4000                   Maintenance                                       As Required
--------------------------------------------------------------------------------------------------
5000                          Quality Assurance Verification Station            As Required
--------------------------------------------------------------------------------------------------
9000                          Hot Backup System                                 As Required
--------------------------------------------------------------------------------------------------

ISI reserves the right to order system upgrades separate from the base integrated card production system and require that the upgrade be delivered and installed on the INS Integrated Card Production System within the time frame set forth for the upgrade as described in the matrix provided above table in this section F.5.

F.6    WAIVER OF DELIVERY SCHEDULE.

None of the following shall be regarded as an extension, waiver, or abandonment of the delivery schedule, or waiver of ISI's right to terminate for default:
(i) delay by ISI in terminating for default; (ii) acceptance of delinquent deliveries; and (iii) acceptance or approval of late delivered samples.

Any assistance rendered to the Subcontractor on this Subcontract, or acceptance by ISI of delinquent goods or services hereunder, will be solely for the purpose of mitigating damages and is not construed as an intention on the part of ISI to condone any delinquency, or as a waiver of any right ISI may have under the Subcontract.

F.7    NOTICE TO ISI OF DELAYS

In the event the Subcontractor either encounters difficulty in meeting performance requirements, or anticipates difficulty in complying with the contract delivery schedule or completion date, or whenever the Subcontractor has knowledge that any actual or potential situation is delaying or threatens to delay the timely performance of this Subcontract, the Subcontractor shall immediately notify the ISI Contracting Representative and the ISI Technical Representative in writing, giving pertinent details; provided however, that this data shall be informational only in character and that this provision shall not be construed as a waiver by ISI of any delivery schedule or date, or any rights or remedies provided by law or under this contract.

F.8  LIQUIDATED DAMAGES - SUPPLIES, SERVICES, OR RESEARCH AND
     DEVELOPMENT (FAR 52.212-4)(APR 1984)

     a. If the Subcontractor fails to deliver the supplies or perform the services within the time specified in the Subcontract, or any extension, the Subcontractor shall, in place of actual damages, pay to ISI as fixed, agreed, and liquidated damages, for each calendar day of delay the sum of

     $5,000.00 for non-delivery of those supplies and services.
     ---------

          (i)  The maximum period for assessment of liquidated damages shall be

          90 days which established the maximum amount of liquidated damages at
          -------
          $450,000.00. The liquidated damages shall be assessed for failure to
          -----------
          make delivery of each Integrated Card Production System ordered under CLIN 100, or part thereof for which the Subcontractor is responsible, and for failure to make delivery of the supplies and consumables required under CLINs 200 through 532 for which the Subcontractor is
                         ---------------------
          responsible.

          (ii) If the Subcontractor successfully delivers the Integrated Card Production System (i.e. CLIN 100), or part thereof for which the Subcontractor is responsible, but fails to deliver the supplies and consumables (i.e. items ordered under CLINs 200 through 532) for which the Subcontractor is responsible, liquidated damages at the amounts set forth above shall be assessed against the Subcontractor.

          (iii) If one ore more of ISI's subcontractors or ISI itself also are responsible for causing the Subcontractor's failure to deliver the supplies or perform the services for which liquidated damages are payable by the Subcontractor to ISI, the liquidated damages payable shall be equitably shared by the Subcontractor and other contributors to the failure.

          (iv) If one or more of ISI's subcontractors or ISI itself also cause, in parallel, a separate independent failure to deliver supplies on the same days or perform the services on the same days for which liquidated damages are payable by the Subcontractor to ISI, the liquidated damages payable by the Subcontractor to ISI because of such failure shall be equitably shared by the Subcontractor and the other contributors to the failure.

          (v) If pursuant to subparagraphs (iii) or (iv), there are alleged to be two or more contributors to a failure to deliver, those contributors shall meet and seek to determine the relative fault of each one of them and the corresponding responsibility for payment of liquidated damages. If the contributors to a failure cannot agree on the relative fault and the corresponding responsibility for payment of liquidated damages, these issues will be settled by arbitration in accordance with section I.21 of this Subcontract.

     b. If delivery or performance is so delayed, ISI may terminate this Subcontract in whole or in part under the Default-Fixed-Price Supply and Service clause in this Subcontract and in that event the Subcontractor shall be liable for fixed, agreed, and liquidated damages accruing until the time ISI may reasonably obtain delivery or performance of similar supplies or services. The liquidated damages shall be in addition to excess costs under the Termination clause.

     c. The Subcontractor shall not be charged liquidated damages when the delay in delivery or performance arises out of causes beyond the control and without the fault or negligence of the Subcontractor as defined in the Default-Fixed-Price Supply and Service clause in this Subcontract.

F.10 ENVIRONMENTAL CONDITIONS

Each ICPS shall be delivered and fully installed and made operational in a standard office environment. (See Attachment C of Section J of the Prime Contract).

F.11 SCHEDULE AND DESTINATION FOR DELIVERY OF REPORTS

In accordance with Exhibit B, the Subcontractor shall provide relevant information on a timely basis to enable ISI to provide the Management Reports to the INS. These are the reports required for the COTR and the Contracting Officer to monitor ISI's performance. This list is not all inclusive and therefore does not constitute a waiver of other reporting requirements established by the FAR, FIRMR, or the Special and General Provisions of this Subcontract.

The format and content for each of the following reports is specifically described in section G of this Subcontract. The deliverables will be marked in accordance with section D of this Subcontract.

                                  FIRST DUE -
REPORT TITLE               PERIODICITY     CHANGES     ADDRESSEE

=================================================================================
                                     FIRST DUE
REPORT TITLE                        PERIODICITY  CHANGES      ADDRESSEE
---------------------------------------------------------------------------------
Subcontract Management Plan         12 DAC       Within 11    ISI CO REP
                                                 calendar     & ISI TECH
                                                 days         REP
---------------------------------------------------------------------------------
Updated Quality Assurance Plan      19 DAC       Within 18    ISI CO REP
                                                 calendar     & ISI TECH
                                                 days         REP
---------------------------------------------------------------------------------
Documentation Plan                  12 DAC       Within 11    ISI CO REP
                                                 calendar     & ISI TECH
                                                 days         REP
---------------------------------------------------------------------------------
Updated Security Management Plan    19 DAC       Within 18    ISI CO REP
                                                 calendar     & ISI TECH
                                                 days         REP
--------------------------------------------------------------------------------
Monthly Report                      27 DAC       As required  ISI CO REP
                                                              & ISI TECH
                                                              REP
--------------------------------------------------------------------------------
Annual Report                       27 DAC       As required  ISI CO REP
                                                              & ISI TECH
                                                              REP
=================================================================================

         NOTE:  DAC MEANS "CALENDAR DAYS AFTER PRIME CONTRACT AWARD".

ISI may unilaterally modify this delivery schedule provided the Subcontractor receives 25 calendar days' notice of the scheduled change.

SECTION G.  CONTRACT ADMINISTRATION DATA
            ----------------------------

G.1  CONTRACTING REPRESENTATIVES

The ISI Contracting Representative is:

          Ms. Terri Ann Rogers
          7611 Little River Turnpike, Suite 100 East
          Annandale, Virginia  22003
          Telephone:  (703) 813-8544
          Telefax:  (703) 813-8499

The Subcontractor's Contracting Representative is:

          Mr. Donald B. Kenyon
          Manager of Contracts
          531 Main Street
          Acton, Massachusetts  01720

     Telephone: (508) 263-8365 (Ext.242)

     Telefax:  (508) 263-3358

G.2  TECHNICAL REPRESENTATIVES

     (a)   The ISI Technical Representative is:

               Mr. William T. Alsbrooks
               7611 Little River Turnpike, Suite 100 East
               Annandale, Virginia  22003
               Telephone:  (703) 813-8330
               Telefax:  (703) 813-8332

The ISI Technical Representative will coordinate the technical aspects of this Subcontract and inspect products and services furnished hereunder; however he/she is not authorized to modify or add any terms or conditions of this Subcontract, including price. The authority to accept products and services furnished by the Subcontractor is expressly reserved to the ISI Contracting Representative.

     (b)   The Subcontractor's Technical Representative is:

               Mr. William Bradley
               531 Main Street
               Acton, Massachusetts 01720

               Telephone:  (508) 263-8365 (Ext. 267)
               Telefax:  (508) 263-3358

G.3  INVOICE REQUIREMENTS

See section B.4.1 of this Subcontract.

G.4  AUTHORIZATION FOR PLACING ORDERS

The ISI individuals identified in section G.1 are authorized to place Task Orders under this Subcontract. All Task Orders will be placed in accordance with section I.4, "Ordering" of this Subcontract.

G.5  PRICING OF ADJUSTMENTS

When costs are a factor in any determination of Subcontract price adjustment pursuant to the "Changes" clause, or any other clause of this Subcontract, such costs shall be in accordance with the contract cost principles and procedures in
Part 31 of the Federal Acquisition Regulation (48 CFR 31) in effect on the date of the Subcontract.

G.6  CONTRACTOR'S REMITTANCE ADDRESS

See section B.4.2 of this Subcontract.

G.7  CONTRACT ADMINISTRATION REPORTING REQUIREMENTS

The following is a description of reports that the Subcontractor shall provide on a regular basis as a part of their overall management activities under this
Subcontract:

G.7.1  MANAGEMENT REPORTS

G.7.1.1   LOWER TIER SUBCONTRACT MANAGEMENT PLAN

The Subcontractor shall describe its subcontract management objectives, as well as describe the criteria used to evaluate the degree of lower tier subcontractor compliance with performance, price and schedule objectives. Acquisition strategies shall be specified in the Subcontract Management Plan ("SMP") to ensure compliance with Government regulations. The SMP shall include a discussion of implementation and compliance with the Small and Small Disadvantaged Business Plan and applicable reporting requirements contained in this Subcontract.

G.7.1.2   UPDATED QUALITY ASSURANCE PLAN

The Updated Quality Assurance Plan (QAP) shall describe the Subcontractor's standards and procedures for ensuring that all deliverables are accurate, current, complete, and of the highest possible quality. The QAP shall discuss requirements for reporting, auditing, and evaluating processes at all levels to ensure a check and balance is provided.

G.7.1.3   DOCUMENTATION PLAN

The Documentation Plan (DP) shall describe the documentation processes that are being implemented and the methods that will be utilized for control of the distribution of system manuals and updates.

G.7.1.4   UPDATED SECURITY MANAGEMENT PLAN

The Subcontractor shall furnish an update of the plan proposed for maintaining the security and integrity of the INS data and card production process. The security management plan shall address how the Subcontractor will receive, control, store, and distribute supplies and consumables that will be purchased and used by the INS to produce cards.

G.7.2.1   MONTHLY REPORT

The Subcontractor shall submit a monthly report that identifies the status of all activities under the Subcontract including Task Orders, quality assurance, lower tier subcontracts, and maintenance services. All warranty/maintenance (including all emergency corrective maintenance) calls received during the period shall be identified by the location of the equipment or software, the problem reported, resolution of the problem (including the amount of time required to complete repairs) or status of problem (if the problem(s) remain unresolved).

G.7.2.2   ANNUAL REPORT

The Subcontractor shall submit an annual report that identifies all the activities under the Subcontract during the year. This report shall contain the same level of detail as the Monthly Report and shall update and/or correct the data furnished in the Monthly Report.

SECTION H.  SPECIAL CONTRACT REQUIREMENTS
            -----------------------------

H.1  Reserved.

H.2  TYPE OF SUBCONTRACT

This is a Fixed Price, Indefinite-Delivery Indefinite-Quantity (IDIQ) type contract.

H.3  Reserved.

H.4  INCORPORATION OR REPRESENTATIONS, CERTIFICATIONS AND OTHER
     STATEMENTS OF SUBCONTRACTOR

This Subcontract incorporates the Representations, Certifications and Other Statements of Subcontractor (see Exhibit D) by reference with the same force and effect as if they were included in full text.

H.5  Reserved.

H.6  EMPLOYMENT OF ILLEGAL ALIENS

Subject to existing laws, regulations, Executive Orders, and other provisions of this Subcontract, aliens unauthorized to be employed in the United States shall not be employed by the Subcontractor, or it lower tier subcontractors, to work on, under, or with this Subcontract. The Subcontractor shall ensure that this provision is expressly incorporated into any and all lower tier subcontracts or subordinate agreements issued in support of this Subcontract.

H.7  WORK ON OCCUPIED PREMISES

If the Subcontractor (or any of its lower tier subcontractors and their employees) is assigned to work at INS sites, then the Subcontractor shall comply with the regulations governing access to, operation of, and conduct while in or on the premises. The Subcontractor shall ensure that all work is performed in a manner that does not interrupt or interfere with the conduct of INS business.

The Subcontractor, upon notification by the Contracting officer or the ISI Contracting Representative, shall immediately remove from any INS site and/or performance under the Subcontract, any of its employees so identified. Neither the Contracting Officer nor any INS official nor the ISI Contracting Representative is required to provide justification for this unilateral determination, and any such directed removal is not subject to question or challenge in any fashion.

H.8  INSURANCE

In accordance with FAR 52.228-8, Insurance - Work on a Government Installation
(SEP) 1989), contained in Section I of this Subcontract, the Subcontractor shall have insurance as follows:

     General Liability            $500,000 per incident
     Worker's Compensation        $100,000 per incident
     & Employee's Liability

Within 30 days after this Subcontract is awarded, the Subcontractor shall provide a certification from its insurance broker that the Subcontractor has the required insurance coverage.

H.9  AMERICANS WITH DISABILITIES ACT

INS currently does not have a requirement for ADP software for INS employees/users with disabilities. However, if the Subcontractor is obligated to provide ADP software under this Subcontract, the Subcontractor shall have the capability to provide ADP software to meet the accessibility requirements as further described in the Federal Information Resources Management Regulations. ISI will identify the need for any such software in the individual Task Orders issued under the Subcontract.

H.10 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF
     EQUIPMENT

     (a) COST OF MOVEMENT: Except as explicitly otherwise provided in this Subcontract, prior to the expiration period, whenever equipment furnished by the Subcontractor is shipped for mechanical replacement purposes, the Subcontractor shall bear all costs, including, but not limited to, the costs of packing, transportation, rigging, drayage, and insurance.

     (b) FAULT OF GOVERNMENT: The warranty shall not apply to maintenance required due to the fault or negligence of the INS.

     (c) TITLE: Title to equipment, including special features installed thereon, will pass from the Subcontractor to the INS upon acceptance by the INS. However, the Subcontractor shall retain rights to software identified in Exhibit F in accordance with the data clauses in this Subcontract--FAR 52-227-14 "Rights In Data--General (JUN 1987)" and FAR 52-227-19 "Commercial Computer Software--Restricted Rights (JUN 1987)".

H.11 ALTERATIONS AND ATTACHMENTS

Upon 7 days written notice to the Subcontractor, the INS may make alterations or install attachments to the equipment purchased from the Subcontractor, provided that such action will not create a safety hazard. The INS shall assume full liability for any damages and/or degradation in equipment performance attributable directly to such alteration or attachment.

H.12 ENGINEERING CHANGES

Engineering changes proposed by the Subcontractor shall be complete; i.e., they shall therefore address all training, documentation, maintenance, and warranties required by Section C of this contract.

     (a) After Subcontract award, ISI may solicit, and the Subcontractor shall propose, engineering changes to the equipment and software specifications, or other requirements of this Subcontract. These changes may be proposed to save money, to improve performance, to save energy, or to satisfy increased data processing requirements. However, if proposed changes relating to improved performance are necessary to meet the increased data processing requirements of the user, those requirements shall not exceed the Prime Contract requirements by more than 25%. If the proposed changes are acceptable to both parties, the Subcontractor shall submit a price change proposal to ISI for evaluation. Those proposed engineering changes that are acceptable to ISI will be processed as modifications to the Subcontract.

     (b) This clause applies only to those proposed changes identified by the Subcontractor as an engineering change proposal (ECP) submitted pursuant to the provisions of this clause. At a minimum, the following information shall be submitted by the Subcontractor with each proposal:

          (1) A description of the difference between the existing Subcontract requirement and the proposed change, and the comparative advantages and disadvantages of each;

          (2) Itemized requirements of the Subcontract which must be changed if the proposal is adopted, and the proposed revision to the contract for each such change;

          (3) An estimate of the changes in performance and cost, if any, that will result from adoption of the proposal;

          (4) An evaluation of the effects the proposed change would have on collateral costs to INS and ISI, such as Government-furnished property costs, costs of related items, and costs of maintenance and operation; and

          (5) A statement of the time by which the change order adopting the proposal must be issued so as to obtain the maximum benefits of the changes during the remainder of this Subcontract. Also, any effect on the Subcontract completion time or delivery schedule shall be identified.

     (c) ECPs submitted to the ISI Contracting Representative shall be processed expeditiously. Neither ISI nor INS shall be liable for proposal preparation costs or any delay in acting upon any proposal submitted pursuant to this clause. The Subcontractor has the right to withdraw, in whole or in part, any ECP not accepted by ISI within the period specified in the proposal. The decision of the ISI Contracting Representatives as to the acceptance of any proposal under this contract shall be final and shall not be subject to the "Disputes" clause of this contract.

     (d) If the ISI Contracting Representative accepts any ECP submitted pursuant to this clause he/she shall issue a modification to this Subcontract. Unless and until a modification is executed to incorporate an ECP under this Subcontract, the Subcontractor shall remain obligated to perform in accordance with the terms of the existing Subcontract.

     (e) If an ECP submitted pursuant to this clause is accepted and applied to this Subcontract, an equitable adjustment in the Subcontract price and in any other affected provisions shall be made in accordance with this and/or other applicable clauses. When the cost of performance of this Subcontract is increased or decreased as a result of the change, the equitable adjustment to the Subcontract price shall be calculated in accordance with the "Changes" clause, but the resulting Subcontract modification shall state that it is made pursuant to this clause.

     (f) The Subcontractor shall specifically identify information contained in the ECP which it considers confidential and/or proprietary and which prefers not be disclosed to the public. The identification of information as confidential and/or proprietary is for information purposes only and shall not be binding on ISI or the INS to prevent disclosure of such information. Offerors are advised that such information may be subject to release upon request pursuant to the Freedom of Information Act (5 U.S.C.
     (S)552).

H.13 CERTIFICATE OF MAINTAINABILITY

Reserved.

H.14 REPLACEMENT PARTS AVAILABILITY

The Subcontractor agrees to make available replacement parts for equipment that it provides in this Subcontract for the system life designated in Section F, "Term of Contract." The Contractor shall notify ISI 180 days before the end of the system's life as to the continuing availability of parts subsequent to this period. If parts will not be available from the Subcontractor, ISI may require the Subcontractor to furnish data that is available to the Subcontractor, to assist ISI to obtain such parts from another source.

H.15 SITE PREPARATION

Equipment environmental specifications shall conform exactly with the Section C notice of INS' environment standards.

H.16 CONFLICTS WITH OTHER CONTRACTS

The Subcontractor is informed that services and supplies called for under this Subcontract, other than the identified minimum amounts, shall not be ordered by ISI or provided by the Subcontractor when this Subcontract conflicts with the supplies or services available under a requirements type contract(s), as defined by the Federal Acquisition Regulation (FAR) 16.5, which has been awarded by the INS or to which the INS is party or subject. When this Subcontract duplicates the supplies and services under another indefinite delivery, indefinite quantity contract, ISI and the INS reserve the right to process those supplies or services under either contract.

H.17 SUBCONTRACTING PLAN

In accordance with FAR 52.219-9 (as prescribed in FAR 19.7), a subcontracting plan is required of the Subcontractor if this Subcontract is expected to exceed $500,000 and if the Subcontractor is not a small business. The approved plan will be incorporated into the Subcontract as Exhibit E at time of Subcontract award.

H.18 PRICING OF ADJUSTMENTS

When costs are a factor in any determination of a contract price adjustment pursuant to the "Changes" Clause or any other clause of this Subcontract, such costs shall be in accordance with the contract cost principles and procedures in
Part 31 of the FAR (48 CFR 31) in effect as of the date of this Subcontract.

H.19 RIGHTS IN TECHNICAL DATA

The INS shall have all rights in data related to the card production equipment, supplies and consumables which were made solely for the INS under the Subcontract. The INS will have all rights to color formulations and substrate designs, color formulations and material compositions applicable to cards generally, microline printing, embedded codes, holograms, RF tags and formulas for specific IR and UV inks which are furnished to ISI and the INS as a part of this Subcontract and which are unique to the INS. Further, the INS retains all rights to the hologram artwork furnished by the INS and any sketches, designs, changes, and products furnished by the Subcontractor in developing the hologram for the INS.

Because of the potential for the production of counterfeit documents, the Subcontractor shall not market or sell any of the unique supplies, consumables, and data produced for this Subcontract. Further, the INS will have exclusive intellectual and proprietary rights to all of the INS-unique features and processes identified in Section C. The INS intends to protect its rights fully and to prosecute violators of its rights to the maximum extent permitted by the law. The Subcontractor shall insert this clause in any subcontract having to do with the satisfaction of performance and/or deliveries under this Subcontract. Subcontractor shall require the inclusion of this clause in any lower tier subcontract. The Subcontractor shall be responsible for compliance with this clause by the its lower tier subcontractor.

H.20 SECURITY REQUIREMENTS (NON-CLASSIFIED CONTRACT)

The Immigration and Naturalization Service shall have and exercise full and complete control over granting, denying, withholding or terminating access for Subcontractor employees. INS may, as it deems appropriate, authorize and grant temporary access to employees of the Subcontractor or its lower tier subcontractors, vendor, and/or volunteer. The granting of a waiver to commence work shall not be considered as assurance that a full security authorization will follow as a result thereof, and the granting of either a waiver or a full employment suitability clearance shall in no way prevent, preclude or bar the withdrawal or termination of any such access by INS, at any time during the term of the contract. No employee of the Subcontractor, or its lower tier
                 ---------------------------------------------------
subcontractor, vendor, or volunteer shall be allowed access without such
------------------------------------------------------------------------
employment suitability clearance.
--------------------------------

All employees (to include subcontractors, temporary, part-time and replacement employees) assigned to the performance of work under this Subcontract shall undergo a position sensitivity analysis. The results of the position sensitivity analysis shall identify the appropriate background investigation to be conducted. At a minimum, each Subcontractor having involvement with the fabrication, production, or processing of each card identified, shall undergo a Limited Background Investigation (LBI). All background investigations will be processed through the INS Contract Security Section. Subcontractor employees hired under INS contracts requiring an investigation shall not commence work under the contract until authorization has been issued by the INS Contract Security Section to the INS Contracting Officer's Technical Representative
(COTR). All prospective Subcontractor employee shall submit the following completed forms (no less than thirty-eight (38) days before the starting date of the Subcontract):

     (1) Standard Form 85P - "Questionnaire for Public Trust Positions" (original plus a copy)

     (2) Supplemental "Foreign Born Relatives" statement relating to individuals who have relatives in another country (original plus a copy)

     (3) Proof of employment authorization (if non-U.S. citizen) or birth certificate (if U.S. citizen)

     (4)  FD form 258, "Fingerprint Card" (2 copies)

     (5) SF 171 "Application for Employment", Questions 3, 6, 19, 28, 36, 38-44, 48 and 49 only. (original plus a copy)

     (6)  Pre-Employment suitability check.  Form G-736 (five years employment)

The Subcontractor using form G-736 will also provide documentation that the previous employers of all new contract employees have been interviewed to ascertain the following information concerning the period five years prior to application:

     (1) Verification of employment history (dates, salary, job titles and duties)

     (2)  Reason for leaving employment

     (3)  Whether employer would re-hire the applicant

     (4)  Name of person contacted

     (5)  Name of employee doing the interview on behalf of the Subcontractor

Necessary forms will be provided by ISI at the time of award of the Subcontract. Only complete suitability packages will be accepted by INS Contract Security. Specific instructions on submission of packages will be provided upon award of the Subcontract. If an unsuitable report on any employee is received after processing of the required forms, or if a prospective employee is found to be unsuitable or unfit for his assigned duties, the COTR will advise the Subcontractor that the employee shall not continue to work or be assigned to work under this Subcontract.

Employees found suitable for employment through this process while employed by one Subcontractor are not required to submit a new set of forms if subsequently hired by a follow-on Subcontractor, unless specifically requested to do so by the COTR.

INS and ISI reserve the right and prerogative to require the Subcontractor to terminate the services and restrict access to the facility of any employee who may be an offender, or whose personal habits, criminal history or inclinations are in conflict with the DOJ standards of conduct, 28 CFR 45.731.1 through 45.731.26, or who otherwise may be a security risk.

The Subcontractor shall appoint a senior official to act as the Subcontractor's Security Officer. This individual will interface with the ISI and INS Security Office on all security matters, to include physical, personnel, and protection of all information and data accessed by the Subcontractor.

The COTR, the INS Contract Security offices and ISI shall have the right to inspect the procedures, methods, and facilities utilized by the Subcontractor in complying with the security requirements under this Subcontract. Should the COTR or ISI determine that the Subcontractor is not complying with the security requirements of this Subcontract, the Contracting Officer of ISI shall inform the Subcontractor in writing of the proper action to be taken in order to effect compliance with the requirements.

The Subcontractor must agree that each person employed by it or any subcontractor(s) will have a social security card issued and approved by the Social Security Administration and be a United States citizen or Legal Permanent Residents (LPR's). INS will address the employment suitability of each prospective employee on a case-by-case basis. Each employee of the Subcontractor, and of any subcontractor(s), must complete and sign a form 1-9, "Employment Eligibility Verification" before commencing work. The Contractor will retain the original form 1-9 before the employee commences work. The Subcontractor is responsible to the government and to ISI for acts and omissions of its own employees and of any subcontractor employees.

H.21 EQUIPMENT MAINTENANCE

See Section C, Paragraph C.8.

H.22 WARRANTY FOR EQUIPMENT AND CONSUMABLE SUPPLIES

See Section C, Paragraph C.9.

H.23 SUBSTITUTION OF EQUIPMENT

Any substitutions proposed by the Subcontractor shall be complete and shall therefore address all training, documentation, maintenance, and warranties as required by Section C of this Subcontract.

This clause acknowledges that from time to time some of the contracted-for equipment may not be readily available or may have gone out of production permanently. The Subcontractor may request a one time or permanent substitution of one or more contract line items. Such requests must be made in writing to the ISI Contracting Representative. The following conditions must be met:

     (a) The replacement item(s) must meet or exceed all contract specifications applicable to the item(s) replaced;

     (b) The replacement item(s) must be acceptable to the Contracting Officer, to the Contracting Officer's Technical Representative; and the ISI Contracting Representative.

     (c) The replacement item(s) must be approved in writing by the ISI Contracting Representative;

     (d)  The replacement item(s) shall carry the same or better warranty; and

     (e) Replacement items proposed are subject to the provisions of Clause H.24, Technical Refreshment, (a)(1) through (a)(7).

The fact that the Subcontractor requests a replacement shall not extend the required delivery dates of any items. Upon acceptance of a replacement, the Subcontractor may request a reasonable extension.

H.24 TECHNOLOGY REFRESHMENT

Technology refreshments proposed by the Subcontractor shall be complete and shall therefore address all training, documentation, maintenance, and warranties as required by Section C of this Subcontract.

     (a) The Subcontractor is responsible for developing and maintaining a technology refreshment program throughout the course of the Subcontract. This program shall require the Subcontractor to propose, and ISI and INS to consider, alternate equipment and software which meets the following requirements:

          (1) Meets at a minimum all of the mandatory requirements of the specification;

          (2) Is functionally equivalent or superior to current components under the Subcontract;

          (3) Will maintain or improve successful performance of the total system;

          (4) Will facilitate or maintain ease of maintenance or ease of use;

          (5)       Will be supportable for the life of the Prime Contract;

          (6) Has been successfully utilized in actual performance in accordance with the commercial availability requirements of the Subcontract; and

          (7) Will be provided at a cost per unit of value to ISI equal to or less than the equipment or software currently under Subcontract.

     (b)  The Subcontractor shall prepare and submit a plan in the proposal
     setting forth their approach to technology refreshment.   This plan shall,
     at a minimum, address the following issues:


          (1) Anticipated sources for new products and the procedures by which current information will be supplied to the Subcontractor.

          (2)       Procedures for verification of functionality;

          (3) Procedures for performance testing prior to incorporation into the network, including specification for a Subcontractor-furnished test bed;

          (4)       Procedures for verifying supportability;

          (5)       Vendor or manufacturer responsibility;

          (6) Procedures for informing ISI and INS on both a regular and extraordinary basis of new product possibilities (e.g., meetings, reports, demonstrations, etc.);

          (7) Personnel responsible for maintaining the technology refreshment program and their qualifications;

          (8)       Procedures for guaranteeing system integrity; and

          (9) Procedures for evaluation and enforcement of the technology refreshment program.

     (c) Technology refreshment under this clause is applicable only to equipment and supplies or software not yet installed at the time the improvement is accepted by INS. Replacement of already-installed Subcontractor equipment or software will be considered by ISI and INS under the Engineering Change Proposal Clause, should ISI, INS or the Contractor so request.

     (d) Equipment, software, and supplies installed pursuant to this clause shall be subject to the same evaluation, warranties, maintenance credits, downtime credit, liquidated damages and acceptance procedures as items already under Subcontract.

     (e) ISI will periodically evaluate the quality of the Subcontractor's technology refreshment program, based upon the Subcontractor's approved plan.

H.25 SPECIAL PROVISION CONCERNING CONTRACT COMPLETION OR TERMINATION

Upon Subcontract expiration or should this Subcontract be terminated for either convenience or default, all INS-unique items as described in Section C previously produced, currently controlled by the Subcontractor, will be delivered to ISI in accordance with Section C.6.3 of this Subcontract.

H.26 KEY PERSONNEL

The personnel listed below (or specified in the Subcontract schedule) are considered essential to the work being performed under this contract. Before removing, replacing, or diverting any of the specified personnel or facilities, the Subcontractor shall:

     (a) Notify the ISI Contracting Representative reasonably (no less than 35 calendar days) in advance.

     (b) Submit a detailed explanation or justification for the proposed substitution.

     (c)  Furnish a resume for the substitute.

The explanation/justification and resume shall contain sufficient detail to permit evaluation of the impact on this contract. The proposed substitute(s) shall be of equal or superior qualifications to those of the person(s) being replaced. The ISI Contracting Representative will notify the Subcontractor within fifteen (15) calendar days after receipt of all required information of the Government's decision on the proposed substitute(s).

The Subcontractor shall make no diversion without the ISI Contracting Representative's written consent; provided, that the ISI Contracting Representative may confirm in writing the proposed change, and that confirmation shall constitute the ISI Contracting Representative's consent required by this clause.

The list of personnel (shown below or as specified in the contract schedule) may, with the consent of the Subcontracting parties, be amended from time-to-time during the course of the Subcontract to add or delete personnel and/or facilities.

                                 KEY PERSONNEL


Individual's Name                  Position
-----------------                  --------


H.27 KEY SUBCONTRACTORS

The subcontractors listed below (or specified in the contract schedule) are considered essential to the work being performed under this Subcontract. Before removing, replacing, or diverting any of the listed or specified subcontractors, the Subcontractor shall:

     (a) Notify the ISI contracting Representative reasonably (no less than, 35 calendar days) in advance.

     (b) Submit a detailed explanation or justification for the proposed substitution.

     (c)  Furnish a company information package or the substitute.

The explanation/justification and information package shall contain sufficient
detail to permit evaluation of the impact on this Subcontract.   The proposed
substitute(s) shall be of equal or superior qualifications to those of the subcontractor(s) being replaced. The ISI Contracting Representative will notify the Subcontractor within fifteen (15) calendar days after receipt of all required information of the decision on the proposed substitute(s).

The Subcontractor shall make no diversion without the ISI Contracting Representative's written consent; provided, that the ISI Contracting Representative may confirm in writing the proposed change, and that confirmation shall constitute the ISI Contracting Representative's consent required by this clause.

The list of subcontractors (shown below or as specified in the contract schedule) may, with the consent of the contracting parties, be amended from time-to-time during the course of the contract to add or delete subcontractors.

                              KEY SUBCONTRACTORS
                              ------------------

Company Name                      Product or Service to be Furnished
------------                      ----------------------------------

SECTION I.  CONTRACT CLAUSES
            ----------------

I.1    CLAUSES INCORPORATED BY REFERENCE.  (FAR 52.252-2) (JUNE 1988)

This Subcontract incorporates the FAR clauses identified in this section by this reference, with the same force and effect as if they were given in full text, subject to the following modifications.

I.1.1 Except as provided for in sections I.1.2 and I.1.3 below, whenever the following terms are used in the clauses incorporated by reference in this section, they shall have the meaning as set forth below:

       (a)  The term "Contract" shall mean "this Subcontract".

       (b)  The term "Subcontract" shall mean "lower tier subcontract".

       (c) The term "Government", "Contracting Officer" and equivalent terms shall mean "Contractor".

       (d) The term "Contractor" shall mean "Subcontractor", and if required by the clause, "lower tier subcontractors".

I.1.2 The definitions in section I.1.1 shall not be applicable to the following clauses or to the terms therein, to the extent specified:

       (a) Whenever there is a reference to "Government Property", "Government Equipment", or equivalent terms which refer to Government property, these terms shall remain unchanged.

       (b) Whenever there is a reference to the right to inspect, examine or audit records, only the Government shall have that right.

       (c) Whenever there is a reference to patents or copyrights, or infringement of intellectual property rights, the related references in the test of the clause to the Government or Contracting Officer shall remain unchanged.

       (d) Whenever there is a reference to the reimbursement of costs to a Contractor or Subcontractor for liability, the related references in the text of the clause to the Government or Contracting Officer shall remain unchanged.

I.1.3 Notwishstanding any other provision of this Subcontract, including sections I.1.1 and I.1.2 above, with respect to the risk of loss provision in the "Government Property" clause, if any, in this Subcontract, the Subcontractor shall assume the risk of, and be responsible for, any loss or destruction of, or damage to, the Government property while in subcontractor's possession or control as required by that provision. The Subcontractor shall return all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the Prime Contract.

This Subcontract incorporates the following FAR clauses by reference, with the same force and effect as if they were given in full text.

52.202-1     Definitions                                               SEP 1991

52.203-1     Officials Not to Benefit                                  APR 1984

52.203-3     Gratuities                                                APR 1984

52.203-5     Covenant Against Contingent Fees                          APR 1984

52.203-6     Restrictions on Subcontractor Sales to the Government     JUL 1985

52.203-7     Anti-Kickback Procedures                                  OCT 1988

52.203-10    Price or Fee Adjustment for Illegal or Improper Activity  SEP 1990

52.208-1     Required Sources for Jewel Bearing and Related Items      APR 1984

52.209-6 Protecting the Government's Interest When Subcontracting NOV 1992 with Contractors Debarred, Suspended, or Proposed for
             Debarment

52.210-5     New Material                                              APR 1984

52.215-1     Examination of Records by Comptroller General             FEB 1993

52.215-2     Audit -- Negotiation                                      FEB 1993

52.215-23    Price Reduction for Defective Cost or Pricing Data -      DEC 1994
             Modifications

52.215-25    Subcontractor Cost or Pricing Data - Modifications        DEC 1994

52.215-26    Integrity of Unit Prices                                  APR 1991

52.217-8     Option to Extend Services [to be exercised by contract    AUG 1989
             modification prior to, or up to 30 days after,
             expiration of the contract, provided that 30 days
             preliminary notice is provided to Contractor in writing]

52.219-8     Utilization of Small Business Concerns and Small          FEB 1990
             Disadvantaged Business Concerns

52.219-9     Small Business and Small Disadvantaged Business           FEB 1995
             Subcontracting Plan

52.219-13    Utilization of Women-Owned Small Businesses               AUG 1986

52.219-16    Liquidated Damages-Small Business Subcontracting Plan     AUG 1989

52.220-3     Utilization of labor Surplus Area Concerns                APR 1984

52.220-4     Labor Surplus Area Program Subcontracting Program         APR 1984

52.222-3     Convict Labor                                             APR 1984

52.222-4     Contract Work Hours and Safety Standards Act - Overtime   MAR 1986
             Compensation

52.222-20    Walsh-Healey Public Contracts Act                         APR 1984

52.222-26    Equal Opportunity                                         APR 1984

52.222-35    Affirmative Action for Special Disabled and Vietnam Era   APR 1984
             Veterans

52.222-36    Affirmative Action for Handicapped Workers                APR 1984

52.222-37    Employment Reports on Special Disabled Veterans and       JAN 1988
             Veterans of the Vietnam Era

52.223-2     Clean Air and Water                                       APR 1984

52.223-6     Drug-Free Workplace                                       JUL 1990

52.225-3     Buy American Act-Supplies                                 JAN 1994

52.225-11    Restrictions on Certain Foreign Purchases                 MAY 1992

52.227-1     Authorization and Consent                                 APR 1984

52.227-2     Notice and Assistance Regarding Patent and Copyright      APR 1984
             Infringement

52.227-3     Patent Indemnity                                          APR 1984

52.227-14    Rights in Data - General                                  JUN 1987

52.227-19    Commercial Computer Software - Restricted Rights          JUN 1987

52.227-23    Rights to Proposal Data (Technical)                       JUN 1987

52.228-5     Insurance - Work on a Government Installation             SEP 1989
             [(a) Workers compensation and employer's liability;
             coverage of at least[(a) Workers $200,000 required,
             (b) General liability; bodily injury liability on a
             comprehensive policy of at least $500,000 per occurrence
             required.]

52.229-3     Federal, State, and Local Taxes                           JAN 1991

52.229-5     Taxes - Contracts Performed in U.S. possessions or Puerto APR 1984
             Rico

52.230-2     Cost Accounting Standards                                 NOV 1993

52.230-5     Administration of Cost Accounting Standards               DEC 1004

52.232-1     Payments                                                  APR 1984

52.232-8     Discounts for Prompt Payment                              APR 1989

52.232-11    Extras                                                    APR 1984

52.232-17    Interest                                                  JAN 1991

52.232-23    Assignment of Claims                                      JAN 1986

2.233-3      Protest After Award                                       AUG 1989

52.237-2     Protection of Government Buildings, Equipment and         APR 1984
             Vegetation

52.243-1     Changes - Fixed Price                                     AUG 1987

52.244-1     Subcontract (Fixed-Price Contracts)                       FEB 1995

52.244-5     Competition in Subcontracting                             APR 1984

52.246-24    Limitation of Liability - High Value Item                 APR 1984

52.249-2     Termination for Convenience of the Government             APR 1984
             (Fixed-Price)

52.249-8     Default (Fixed-Price Supply and Service)                  APR 1984

I.2    REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-
     MODIFICATION (FAR 52.203-9) (NOV 1990)

See Exhibit D, clause FAR 52.203-8.

I.3    RESERVED

I.4    ORDERING

       (a) Any supplies and services to be furnished under this Subcontract shall be ordered by issuance of Task Orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of award through to the last day of the term of this Subcontract, as long as the provisions of Paragraph F.3 (Period of Performance) are upheld.

       (b) All Task Orders are subject to the terms and conditions of this Subcontract. In the event of conflict between a Task Order and this Subcontract, the Subcontract shall control.

       (c) If mailed or faxed, a Task Order is considered issued when ISI deposits the order in the mail or faxes the order, respectively. Orders may not be issued orally.

I.5    RESERVED

I.6    INDEFINITE QUANTITY SUBCONTRACT

       (a) This is an indefinite-quantity Subcontract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this Subcontract.

       (b) Delivery or performance shall be made only as authorized by Task Orders issued in accordance with the Ordering clause. The Subcontractor shall furnish to the ISI, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum.

       (c) Except for any limitations in the Schedule, there is no limit on the number of orders that may be issued. ISI may issue orders requiring delivery to multiple destinations or performance at multiple locations.

       (d) Any order issued during the effective period of this Subcontract and not completed within that period shall be completed by the Subcontractor within the time specified in the order. The Subcontract shall govern the Subcontractor's and ISI's rights and obligations with respect to that order to the same extent as if the order were completed during the Subcontract's effective period: provided, that the Subcontractor shall not be required to make any deliveries under this contract 60 days after the expiration of this Subcontract.

I.7    OPTION TO EXTEND THE TERM OF THE SUBCONTRACT

       (a) ISI may extend the term of this contract for the periods specified in section F.3 by writtten notice to the Subcontractor prior to this Subcontract's expiration.

       (b) If ISI exercises this option, the extended contract shall be considered to include this option provision.

       (c) The total duration of this Subcontract, including the exercise of any options under this clause, shall not exceed 36 months.

I.8    RESERVED

I.9 BUY AMERICAN ACT - TRADE AGREEMENTS ACT - BALANCE OF PAYMENTS PROGRAM (FAR 52.225-9) (JAN 1994)

       (a) This clause implements the Buy American Act (41 U.S.C. 10), the Trade Agreements Act of 1979 (19 U.S.C. 2501-2582), the North American Free Trade Agreement (NAFTA) Implementation Act (Pub. L. 103-182, 107 Stat. 2057), and the Balance of Payments Program by providing a preference for domestic end products over foreign end products, except for certain foreign end products which meet the requirements for classification as designated, NAFTA, or Caribbean Basin country end products.

       "Caribbean Basin country end product," as used in this clause, means an article that: (1) Is wholly the growth, product, or manufacture of a Caribbean Basin country (as defined in section 25.401 of the Federal Acquisition Regulation (FAR)), or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply; provided that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such. The term excludes products that are excluded from duty free treatment for Caribbean countries under the Caribbean Basin Economic Recovery Act (19 U.S.C. 2703(b)).

These exclusions presently consist of (i) textiles and apparel articles that are subject to textile agreements; (ii) footwear, handbags, luggage, flat goods, work gloves, and leather wearing apparel not designated as eligible articles for the purpose of the Generalized System of Preferences under title V of the Trade Act of 1974; (iii) tuna, prepared or preserved in any manner in airtight containers; (iv) petroleum, or any product derived from petroleum; and (v) watches and watch parts (including cases, bracelets and straps), of whatever type including, but not limited to, mechanical, quartz digital or quartz analog, if such watches or watch parts contain any material that is the product of any country to which the Tariff Schedule of the United States (TSUS) column 2 rates of duty apply.

"Components," as used in this clause, means those articles, materials, and supplies incorporated directly into the end products.

"Designated country end product," as used in this clause, means an article that
(1) is wholly the growth, product, or manufacture of the designated country (as defined in section 25.401 of the Federal Acquisition Regulation (FAR)), or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such.

"Domestic end product," as used in this clause, means (1) an unmanufactured end product mined or produced in the United States, or (2) and end product manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. A component shall also be considered to have been mined, produced, or manufactured in the United States (regardless of its source in fact) if the end product in which it is incorporated is manufactured in the United States and the component is of a class or kind (i) determined by the Government to be not mined, produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality, or (ii) to which the agency head concerned has determined that it would be inconsistent with the public interest to apply the restrictions of the Buy American Act.

"End products," as used in this clause, means those articles, materials, and supplies to be acquired under this contract for public use.

"Foreign end product," as used in this clause, means an end product other than a domestic end product.

"NAFTA country," as used in this clause, means Canada or Mexico.

"NAFTA country end product," as used in this clause means an article that (1) is wholly the growth, product, or manufacture of a NAFTA country, or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in a NAFTA country into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was transformed. The term includes services (except transportation services) incidental to its supply; provided, that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such.

       (b) The Contracting Officer has determined that the Trade Agreements Act and NAFTA apply to this acquisition. Unless otherwise specified, the Acts apply to all items in the schedule. The Subcontractor agrees to deliver under this Subcontract only domestic end products unless, in its offer, it specifies delivery of foreign end products in the provision entitled "Buy American Act - Trade Agreements - Balance of Payments Program Certificate." An offer certifying that a designated, NAFTA, or Caribbean Basin country end product will be supplied requires the Contractor to supply a designated, NAFTA, or Caribbean Basin country end product or, at the Contractor's option, a domestic end product. Contractors may not supply a foreign end product for line item subject to the Trade Agreements Act unless the foreign end product is a designated NAFTA, or Caribbean end product (see FAR 25.401), or unless a waiver is granted under section 302 of the Trade Agreements Act of 1979 (see FAR 25.402(c).)

       (c) Offers will be evaluated in accordance with the policies and procedures of Subpart 25.4 of the FAR.

I.10   RESERVED

I.11   WARRANTY EXCLUSION AND LIMITATION OF DAMAGES

Except as expressly set forth in writing in this Subcontract (see section C.1.1 and C.9 of this Subcontract and section C.8.1 of the Prime Contract) and except for the implied warranty of merchantability, there are no warranties expressed or implied. In no event will the Subcontractor be liable to ISI for consequential damages as defined in the Uniform Commercial Code, Section 2-715, in effect in the District of Columbia as of January 1, 1973; i.e.-- Consequential damage resulting from the seller's breach include--

       (a) Any loss resulting from general or particular requirements and needs of which the seller at the time of contracting had reason to know and which could not reasonably be prevented by cover or otherwise; and

       (b) Injury to person to property proximately resulting from any breach of warranty.

I.13   SUBCONTRACTING

The Subcontractor shall not subcontract any portion of the work it has agreed to perform under this Subcontract without the prior written approval of Contractor.

I.14   INDEPENDENT CONTRACTORS

At all times the Subcontractor and Contractor shall remain independent Contractors, each responsible for its own employees.

I.15   PROPRIETARY DATA

       (a) "Proprietary Information" for purposes of this clause is defined as information which the disclosing person or entity at the time of disclosure identifies in writing as Proprietary Information by means of a proprietary legend, marking, stamp or other positive written notice identifying the information to be proprietary. It includes, but is not limited to, information so identified which are trade secrets, confidential or privileged commercial or financial information, and Government information identified as "Source Selection Information", "Competition Sensitive" or "For Official Use Only". It also includes Source Selection Information, whether or not marked, as prescribed and identified in FAR 3.104-5. In order for other information disclosed orally or visually to be Proprietary Information protected hereunder, the disclosing person or entity shall identify the information as proprietary at the time of disclosure, and, within thirty (30) days after such oral or visual disclosure, reduce the subject matter of the disclosure to writing, properly stamped with the proprietary legend, stamp or other positive written notice and submit it to the receiving person or entity.

       (b) The Subcontractor shall not use, publish or otherwise disclose Proprietary Information except as required for performance of work authorized under this Agreement and then only to the extend consistent with law and applicable Government regulation.

       (c) The Subcontractor shall take reasonable steps to protect the Proprietary Information and prevent disclosure to third parties. The Subcontractor agrees that it will use the same reasonable efforts to protect Proprietary Information as are used to protect its own, but, in any event, not less than reasonable care.

       (d) The Subcontractor agrees to execute company-to-company written agreements with companies providing Proprietary Information to the Subcontractor in the performance of this Subcontract. These agreements shall prescribe the scope of authorized use of such Proprietary Information as well as necessary safeguards against unauthorized use or disclosure, and other terms and conditions to be agreed upon. Two (2) copies of such company-to-company agreements shall be furnished promptly after execution to the Government Contracting Officer.

       (e) In addition to the obligations under the Organizational Conflict of Interest clause that may be included in this Subcontract, the Subcontractor agrees not to use Proprietary Information obtained in the performance of this Subcontract in supplying any system, subsystem or component thereof or service, for the U.S. Government or any other person or entity, as a prime Contractor, Subcontractor at any tier or vendor, except as may be authorized in writing by the Contractor or by the owner of the Proprietary Information.

       (f) The Subcontractor agrees to inform and train its employees in appropriate recognition, handling and protection of Proprietary Information. The Subcontractor agrees to obtain from each of its employees, who may be reasonably expected to have access to Proprietary Information, an agreement in writing which provides that the employee shall use and protect Proprietary Information in accordance with this section.

       (g) The Subcontractor agrees to hold the U.S. Government and the Contractor harmless and indemnify them as to any cost or loss resulting from the unauthorized use or disclosure of Proprietary Information by the Subcontractor, its employees, its lower tiered subcontractors or agents.

       (h) Notwithstanding the expiration or termination of this Agreement, the Subcontractor's obligation to protect Proprietary Information shall continue as long as that information continues to be Proprietary Information.

       (i) The Subcontractor agrees to flow down this clause to its subcontractors at every tier who may have access to Proprietary Information.

I.16   PUBLICITY

Subcontractor shall not in any manner advertise, publish, or release for publication any statement mentioning Contractor or the fact that Subcontractor has furnished or contracted to furnish Contractor items and or services required by this subcontract. Subcontractor shall not disclose any information relating to this Subcontract to any person not authorized by the Contractor to receive it. Subcontractor shall use information supplied by the Contractor or the Government only to accomplish services or products covered by this Subcontract. Such information shall not be used for any other purposes.

I.17   SUBCONTRACTOR'S DUTY OF NOTICE AND NON-INFRINGEMENT

       (a) The Subcontractor shall not, in the course of performing work under this Subcontract, infringe or cause the Contractor to infringe any patent, copyright, or trademark rights of others. In the event the Subcontractor possesses information that the Subcontractor or Contractor may infringe any patent, copyright, trademark, or trade secret, the Subcontractor shall, in a reasonable and timely manner, give notice of the facts known by the Subcontractor to the Contractor.

       (b) If the Subcontractor receives notice of any legal actions or claim in which Contractor may become involved, or of any Contractor right to invention, discovery, copyright, or trade secret covered by the terms of this Agreement, Subcontractor shall promptly give notice of the facts known by Subcontractor to Contractor.

I.18   ASSIGNMENTS

       (a) No right under this Subcontract is assignable by Subcontractor except the right to payments may be assigned to a United States financial institution, provided written notice is made to Contractor and such assignment is acknowledged by Contractor. Acknowledgment will not be withheld or unreasonably delayed by Contractor.

I.19   TERMINATION

       (a) This Subcontract will expire or terminate automatically upon the occurrence of any of the following conditions, whichever first occurs and is subject to the applicable provisions of FAR clause 52.249-2 (Termination for Convenience of the Government (Fixed Price)):

       (b)  Completion of the term or work of this Subcontract;

       (c)  Official announcement of the termination of the Prime Contract;

       (d) Written notice of termination by the Contractor in the Contractor's best interests;

       (e)  Debarment or suspension of the Subcontractor by the Government;

       (f) Upon completion of the Prime Contract, unless options to continue are exercised by the Government and corresponding options are executed by ISI with respect to this Subcontract.

I.20   INCORPORATION BY REFERENCE

The provisions of the Prime Contract, to the extent specifically identified in the sections of this Subcontract, are applicable to this Subcontract and are hereby incorporated by reference, subject to the modifications identified in section I.1 of this Subcontract.

I.21   INDEMNIFICATION

Subcontractor agrees that it shall indemnify Contractor and hold Contractor harmless against any claim for which Subcontractor is adjudged responsible, and for related expenses as a result of the application of the terms and conditions of this Subcontract.

I.22   CLAIMS AND DISPUTES

       (a)  Claims or Disputes Between the Parties Under the Subcontract.

       Except with respect to claims or disputes under section (b) below, any claim or dispute concerning questions of fact or law arising out of this Subcontract, or to an alleged breach thereof by a party, which is not disposed of by mutual agreement within thirty (30) calendar days after one party has provided written notice of the claim or dispute to the other, shall be settled by arbitration in, and in accordance with the laws of, the Commonwealth of Virginia. Such arbitration shall be by and in accordance with the Rules of the American Arbitration Association. The parties shall share equally in the cost of the arbitrator(s) and the cost of recording any arbitration proceeding. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Neither party shall institute any action or proceeding against the other party in any court with respect to any claim or dispute which is governed by this paragraph (a). The decision of the arbitrator(s) shall be conclusive and final and shall be binding on the parties unless fraudulent, arbitrary or capricious, so grossly erroneous as to necessarily imply bad faith, or contrary to law.

       (b)  Claims or Disputes With the Government Under the Prime Contract.

            1. All Subcontractor claims or disputes arising out of the Government's action or failure to act under the Prime Contract shall be governed by this paragraph (b).

            2. The Contractor shall notify the Subcontractor in writing of a Government action or failure to act and any final decision that has an adverse impact on the Subcontractor. Any final decision of the Contracting Officer under the Prime Contract shall be conclusive and binding upon Subcontractor unless appealed pursuant to this paragraph
                      (b).

            3. In the event a final decision of the Government's Contracting Officer has an adverse impact on the Subcontractor, the Contractor and Subcontractor shall seek to agree on (1) whether a claim or appeal should be filed and the forum in which the claim or appeal should be filed; (2) whether the Subcontractor should be sponsored by the Contractor in filing the claim or appeal; (3) whether there is sufficient evidence that the claim is made in good faith, all statements in the required certification are accurate and complete and the amount requested accurately reflects the contract adjustment claimed; (4) the responsibility for the prosecution of the claim and/or appeal, the support to be provided by each party and the responsibility for the costs and liabilities that may be incurred; and (5) other relevant matters.

       (c) Pending the final disposition of a claim or dispute pursuant to paragraphs (a) or (b) above, the Subcontractor shall proceed diligently with the performance of this Subcontract in accordance with the Contractor's written direction.

       (d) Any decision upon such claim or appeal pursuant to paragraph (b) above, by a Government Board of Contract appeals, the United States Court of Federal Claims, or other forum having jurisdiction, shall be conclusive and final and shall be binding on the parties unless appealed to a court having jurisdiction. A final judgment in any such appeal, shall be conclusive and final and shall be binding on the parties.

I.23   MODIFICATIONS

No modification of any part of this Subcontract shall be binding upon the parties hereto, or either of them, unless such is in writing and duly signed by those authorized to sign for the respective parties.

I.24   APPLICABLE LAW

This Subcontract shall be governed by the laws of the Commonwealth of Virginia.

I.25   ORDER OF PRECEDENCE

Any inconsistency in this Subcontract shall be resolved by giving precedence in the following order:

       (a)  Articles 1 through 25 of this Subcontract.

       (b)  Exhibits A and B.

       (c)  Exhibit C.

       (d)  Attachments to Exhibit C.

       (e)  Exhibits D, E and F.

I.26   ISI PROPERTY

(a) The Subcontractor agrees that ISI shall own and have all right, title and interest in (i) the design of the following products, (ii) the identified software, and (iii) the related operation and maintenance manuals (hereinafter "Unique Products"):

       1. The IC Chip module and its software.
       2. The OCR-B verification module and its software.
       3. The RF Probe module and its software.
       4. The Worm Upgrade module and its software.
       5. The related operation and maintenance manuals to the modules identified in paragraphs 1 through 4 above.

(b) The Subcontractor shall provide to ISI on request, and in any event on termination or expiration of this Subcontract, at no cost to ISI, one complete set of specifications, drawings, and other related records of the design of the Unique Products, the source code of the software, and the related operation and maintenance manuals.

(c) The Subcontractor shall not use, duplicate, disclose or sell the aforementioned design, software or manuals or manufacture or produce, or authorize others to manufacture or produce, the Unique Products unless ISI gives its written consent.

I.27   SUBCONTRACTORS PRODUCTS.

Notwithstanding anything in this Subcontract to the contrary, but subject to FAR clauses FAR 52.227-14 "Rights In Data--General (JUN 1987)" and FAR 52.227-19 "Commercial Computer Software--Restricted Rights (JUN 1987)", the Subcontractor shall own and have all right, title and interest in (i) the design of the products, (ii) the identified software, and (iii) the data related to the products identified on Exhibit F hereto (collectively the "Subcontractor's Property"). The Subcontractor's Property has not been first produced in the performance of this Subcontract and has been developed at private expense.

SECTION J.  LIST OF ATTACHMENTS AND EXHIBITS
            --------------------------------

     NOTE: TECHNICAL ATTACHMENTS A AND B ARE FURNISHED FOR INFORMATION PURPOSES ONLY. THESE DOCUMENTS ARE INTENDED TO FURNISH OFFERORS WITH A GRAPHICAL REPRESENTATION OF ISI' VISION OF THE CARDS THAT WILL BE PRODUCED USING THE INTEGRATED CARD PRODUCTION SYSTEM. IF THERE IS A CONFLICT BEEN THE INFORMATION PRESENTED IN SECTION C AND THE INFORMATION SHOWN ON THE ATTACHMENTS, THE INFORMATION CONTAINED IN SECTION C SHALL TAKE PRECEDENCE. ALL ATTACHMENTS ARE CONTAINED IN THE PRIME CONTRACT, EXHIBIT C TO THIS SUBCONTRACT, AND ARE HEREBY INCORPORATED BY THIS REFERENCE.

                                  ATTACHMENTS
                                  -----------

Attachment A -      Table C-1, Planned Card Types/Technologies(P)

Attachment B -      Planned Card Types Sketches(P)

Attachment C -      Physical Layout of Planned Facilities for Integrated Card Production Systems(P)

Attachment D -      INS Information Systems Descriptions(P)

                                   EXHIBITS
                                   --------

Exhibit A    -      Pricing Tables

Exhibit B    -      Statement of Work/Specification

Exhibit C    -      Prime Contract(P)

Exhibit D    -      Representations, Certificates or Other Statements of
                    Subcontractor

Exhibit E    -      Subcontracting Plan (if applicable; see H.17)

Exhibit F    -      Subcontractor's Products (see I.27)

IN WITNESS WHEREOF, the parties have executed this Subcontract.


ATTEST:

for:      LAU TECHNOLOGIES               for:    INFORMATION SPECTRUM, INC.


/s/:  ROBERT C. HUGHES                   /s/:  MARK GREEN
      -------------------------------          ---------------------


Name: ROBERT C. HUGHES                   Name: MARK GREEN
      -------------------------------          ----------------------


Title: PRES.,I.D. SYSTEMS DIV., LAU      Title: PRESIDENT
       ------------------------------           ---------------------


Date:  11/15/1995                        Date:   11/28/95
      -------------------------------           ---------------------

(P)  Paper copy on file with the Securities and Exchange Commission

                                                                       Exhibit A

 Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Section C               Min.    Max.    Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
CLIN             Description                                         Reference       Unit    Qty.    Qty.     Per Site    Supplier
-----------------------------------------------------------------------------------------------------------------------------------
100  Base System (See Attachment A for System Configuration)          C.1-C.4       System     1       6
-----------------------------------------------------------------------------------------------------------------------------------
     Delivery and Installation of Base Integrated Card
-----------------------------------------------------------------------------------------------------------------------------------
     Production System at INS Bass (See Section F)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
100a Site 1 Without RF (See Attachment A for System Configuration)                  System     1       1
-----------------------------------------------------------------------------------------------------------------------------------
     (1) Sandia Imaging Systems 7R Printer (2 per alts)                              Pair      1       1
-----------------------------------------------------------------------------------------------------------------------------------
     (2) Vision Inspection Station                                                   Each      1       1      $143,536      Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (3) LAU Technologies Stuffer/Mailer                                             Each      1       1      $306,512      Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (4) 2-D Barcode Reader                                                          Pair      1       1
-----------------------------------------------------------------------------------------------------------------------------------
     (5a) Non-Recurring Engineering Costs                                            Each      1       1      $758,906      Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (5b) EAD Development & Certification Cards without
          RF (30,000 cards)                                                          Each      0       1
-----------------------------------------------------------------------------------------------------------------------------------
     (5c) Development & Certification Consumables (30,000 cards)                      Set      0       1
-----------------------------------------------------------------------------------------------------------------------------------
     (5d) Maintenance Spares (See Note 1 at end of spreadsheet)                       Set      1       1      See Note 1(b) Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (5e) Annual Maintenance Fee (Base Period, Includes Weekends
          & Federal Holidays)                                           C.6          Year      1       1
-----------------------------------------------------------------------------------------------------------------------------------
     (6a) Acceptance Test                                                            Each      0       1
-----------------------------------------------------------------------------------------------------------------------------------
     (6b) Acceptance Test                                                            Each      1       1
-----------------------------------------------------------------------------------------------------------------------------------
     (6c) Acceptance Test                                                            Each      1       1       $81,928      Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (6d) Acceptance Test Cards, Supplies & Consumables-GFE                          Each      1       1
-----------------------------------------------------------------------------------------------------------------------------------
     CUN 100a Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1006 Sites 2-6 Without RF                                                           System     0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (1) Sandie Imaging Systems 7R Printer (2 per alto)                              Pair      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (2) Vision Inspection Station                                                   Each      0       6      $143,635      Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (3) LAU Technologies Stuffer/Mailer                                             Each      0       6      $308,612      Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (4) 2-D Barcode Reader                                                          Pair      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (5a) EAD  Development & Certification Cards without
          RF (20,000 cards)                                                          Each      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (5b) Development & Certification Consumables (20,000 cards)                      Set      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (5c) Maintenance Spares (See Note 1 at end of spreadsheet)                       Set      0       6      See Note 1(b) Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (5d) Annual Maintenance Fee (Base Period, Includes Weekends
          & Federal Holidays)                                           C.6          Year      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (6a) Acceptance Test                                                            Each      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (6b) Acceptance Test                                                            Each      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     (6c) Acceptance Test                                                            Each      0       6      NSP           Lau
-----------------------------------------------------------------------------------------------------------------------------------
     (6d) Acceptance Test Cards, Supplies & Consumables-GFE                          Each      0       6
-----------------------------------------------------------------------------------------------------------------------------------
     CUN 100c Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
110  OPTION: WORM white, installed-Unit #1                            C.6.3.3       Upgrade    0       1
-----------------------------------------------------------------------------------------------------------------------------------
     (1) WORM Reader/Writer Module (4 Reader/Writers per Module)                     Pair      0       1
-----------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal

                    ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Section C         Min.  Max.   Unit Price
------------------------------------------------------------------------------------------------------------------------------------
CLIN                   Description                                              Reference  Unit   Qty.  Qty.    Per Site    Supplier
------------------------------------------------------------------------------------------------------------------------------------
        (1a) WORM Reader/Writer Module Integration                                          Pair    0     1      $151,107    Lau
------------------------------------------------------------------------------------------------------------------------------------
        (1b) Sandia Base Kit (Frame) and Cabinet (WORM Reader/Writer)                       Pair    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (1c) Technical Support for Installation of WORM                                     Pair    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (1d) WORM Development & Certification Cards (20,000)                                Set     0     1
------------------------------------------------------------------------------------------------------------------------------------
        (1e) EAD Development & Certification Cards without RF (10,000 cards)                Each    0     1
------------------------------------------------------------------------------------------------------------------------------------
        If EAD Development & Certification Cards require RF, replace (1e)
           above with (1f) below:
------------------------------------------------------------------------------------------------------------------------------------
        (1f) EAD Development & Certification Cards with RF (10,000 cards)                   Set     0     1
------------------------------------------------------------------------------------------------------------------------------------
        (1g) Development & Certification Consumables (30,000 cards)                         Set     0     1
------------------------------------------------------------------------------------------------------------------------------------
        (2a) Non-Recurring Engineering Costs for WORM Encoding Module                       Each    0     1      $318,132    Lau
------------------------------------------------------------------------------------------------------------------------------------
        (2b) Non-Recurring INS Required Security Upgrade                                    Each    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (2c) Non-Recurring Test Equipment                                                   Each    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (2d) Maintenance Spares - WORM Reader/Writer (1 pair per site)                      Pair    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (3a) Acceptance Test & Maintenance Training                                         Each    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (3b) Acceptance Test                                                                Each    0     1    NSP           Lau
------------------------------------------------------------------------------------------------------------------------------------
        (3c) Acceptance Test & Maintenance Training                                         Each    0     1
------------------------------------------------------------------------------------------------------------------------------------
        (3d) Acceptance Test Cards, Supplies & Consumables - GFE                            Each    0     1
------------------------------------------------------------------------------------------------------------------------------------
        CLIN 110 Sub-Total (Excludes EAD Cards with RF, CLIN 110(1f)):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  111   OPTION: WORM Write, installed - Units #2-#6                             C.5.3.3    Upgrade  0     6
------------------------------------------------------------------------------------------------------------------------------------
        (1) WORM Reader/Writer Module (4 Reader/Writers per Module)                         Pair    0     6
------------------------------------------------------------------------------------------------------------------------------------
        (1a) Sandia Base Kit (Frame) and Cabinet (WORM Reader/Writer)                       Pair    0     6
------------------------------------------------------------------------------------------------------------------------------------
        (1b) Technical Support for Installation of WORM                                     Pair    0     6
------------------------------------------------------------------------------------------------------------------------------------
        (1c) WORM Development & Certification Cards (15,000)                                Set     0     6
------------------------------------------------------------------------------------------------------------------------------------
        (1d) EAD Development & Certification Cards without RF (5,000 cards)                 Each    0     6
------------------------------------------------------------------------------------------------------------------------------------
        If EAD Development & Certification Cards require RF, replace (1d)
           above with (1e) below:
------------------------------------------------------------------------------------------------------------------------------------
        (1e) EAD Development & Certification Cards with RF (5,000 cards)                    Set     0     6
------------------------------------------------------------------------------------------------------------------------------------
        (1f) Development & Certification Consumables (20,000 cards)                         Set     0     6
------------------------------------------------------------------------------------------------------------------------------------
        (2) WORM Encoding Module                                                            Pair    0     6      $151,107    Lau
------------------------------------------------------------------------------------------------------------------------------------
        (3) Maintenance Spares - WORM Reader/Writer (1 pair per site)                       Pair    0     6
------------------------------------------------------------------------------------------------------------------------------------
        (4a) Acceptance Test & Maintenance Training                                         Each    0     6
------------------------------------------------------------------------------------------------------------------------------------
        (4b) Acceptance Test                                                                Each    0     6    NSP           Lau
------------------------------------------------------------------------------------------------------------------------------------
        (5) Acceptance Test Cards, Supplies & Consumables - GFE                             Each    0     6
------------------------------------------------------------------------------------------------------------------------------------
        CLIN 111 Sub-Total (Excludes EAD Cards with RF, CLIN 111(1e)):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  112   OPTION: WORM Verification, installed - Unit #1                          C.5.3.3   Upgrade   1     1
------------------------------------------------------------------------------------------------------------------------------------
  113   OPTION: WORM Verification, installed - Units #2-#6                      C.5.3.3   Upgrade   0     6
------------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISIANS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                               Section C                Min.   Max.     Unit Price
------------------------------------------------------------------------------------------------------------------------------------
 CLIN              Description                                 Reference      Unit      Qty.   Qty.      Per Site      Supplier
------------------------------------------------------------------------------------------------------------------------------------
  120   OPTION: RF Tags, Installed -- Unit #1                   C.5.5(a)     Upgrade      0      1
------------------------------------------------------------------------------------------------------------------------------------
  121   OPTION: RF Tags, Installed -- Units #2-#6               C.5.5(a)     Upgrade      0      6
------------------------------------------------------------------------------------------------------------------------------------
  122   OPTION: RF Probe/Analysis, installed --
        Unit #1                                                 C.5.5(b)     Upgrade      0      1
------------------------------------------------------------------------------------------------------------------------------------
        (1a)  EAD Development & Cerfitication Cards
        with RF (30,000 cards)                                                 Set        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (1b)  Development & Certification
        Consumables (30,000 cards)                                             Set        0      1
------------------------------------------------------------------------------------------------------------------------------------
        If WORM option was previously & separately
        ordered, add CLIN 122(1c) & CLIN 122(1d)
------------------------------------------------------------------------------------------------------------------------------------
        (1c) WORM Development & Certification
        Cards with RF (10,000 cards)                                           Set        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (1d) Development & Certification Consumables
        (10,000 cards)                                                         Set        0      1
------------------------------------------------------------------------------------------------------------------------------------
        If IC Chip option was previously &
        separately ordered, add CLIN 122(1e)
        & CLIN 122(1f)
------------------------------------------------------------------------------------------------------------------------------------
        (1e) IC Chip Development & Certification
        Cards with RF (10,000 cards, 8kb)                                      Set        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (1f) Development & Certification Consumaties
        (10,000 cards)                                                         Set        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (2a) RF Probe                                                         Pair        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (2b) Sandi Base Kit(Frame) and Cabinet
        (RF Probe)                                                            Pair        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (2c) Maintenance Spares - RF Probe
        (1 per site)                                                          Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (3a) Technical Support for Installation
        of RF                                                                 Pair        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (3b) Technical Support for Installation
        of RF                                                                 Pair        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (4a) Non-Recurring Engineering for RF Probe                           Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (4b) Non-Recurring Engineering for RF Probe                           Each        0      1       $137,116       Lau
------------------------------------------------------------------------------------------------------------------------------------
        (4c) Non-Recurring WORM/RF Upgrade                                    Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (4d) Installation of RF Probe                                         Each        0      1        $85,812       Lau
------------------------------------------------------------------------------------------------------------------------------------
        (5a) Acceptance Test                                                  Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (5b) Acceptance Test                                                  Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (5c) Acceptance Test                                                  Each        0      1       NSP            Lau
------------------------------------------------------------------------------------------------------------------------------------
        (5d) Acceptance Test                                                  Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        (6)  Acceptance Test Cards, Supplies &
        Consumables - GFE                                                     Each        0      1
------------------------------------------------------------------------------------------------------------------------------------
        CLIN 122 Sub-Total (Excluding Contingencies,
        CLIN 122(1c), (1d), (1e), (1f), (1g)):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
123     OPTION: RF Probe/Analysis, Installed --
        Units #2-#6                                             C.5.5(b)     Upgrade      0      6
------------------------------------------------------------------------------------------------------------------------------------
        (1a) EAD Development & Certification Cards
        with RF (10,000 cards)                                                 Set        0      6
------------------------------------------------------------------------------------------------------------------------------------
        (1b) Development & Cerficiation Consumables
        (10,000 cards)                                                         Set        0      6
------------------------------------------------------------------------------------------------------------------------------------
        If WORM option was previously & separately
        ordered, add CLIN 123(1c) & CLIN 123(1d)
------------------------------------------------------------------------------------------------------------------------------------
        (1c) WORM Development & Cerfitication
        Cards with RF (5,000 cards)                                            Set        0      6
------------------------------------------------------------------------------------------------------------------------------------
        (1d) Development & Certification Consumables
        (5,000 cards)                                                          Set        0      6
------------------------------------------------------------------------------------------------------------------------------------
        If IC Chip option was previously &
        separately ordered, add CLIN 123 (1e)
        & CLIN 123(1f)
------------------------------------------------------------------------------------------------------------------------------------
        (1e) IC Chip Development & Certification Cards
        with RF (5,000 cards, 8kb)                                             Set        0      6
------------------------------------------------------------------------------------------------------------------------------------
        (1f) Development & Certification Consumables
        (5,000 cards)                                                          Set        0      6
------------------------------------------------------------------------------------------------------------------------------------

       Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISUNS CONFIDENTIAL PRICING (ALL YEARS)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Unburdened
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Section C            Min.    Max.    Unit Price
-------------------------------------------------------------------------------------------------------------------------------
CLIN                 Description                                  Reference    Unit    Qty.    Qty.    Per Site      Supplier
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
      (2a)RF Probe                                                             Pair      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (2b)Sandia Base Kit (Frame) and Cabinet (RF Probe)                       Pair      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (2c)Maintenance Spares-RF Probe(1 per site)                              Each      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (3a)Technical Support for Installation of RF Probe                       Pair      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (3b)Technical Support for Installation of RF Probe                       Each      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (4)Installation of RF Probe                                              Each      0       6        $85,912     Lau
-------------------------------------------------------------------------------------------------------------------------------
      (5a)Acceptance Test                                                      Each      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (5b)Acceptance Test                                                      Each      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (5c)Acceptance Test                                                      Each      0       6     NSP            Lau
-------------------------------------------------------------------------------------------------------------------------------
      (5d)Acceptance Test                                                      Each      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (6)Acceptance Test Cards, Suppliers & Consummables-GFE                   Each      0       6
-------------------------------------------------------------------------------------------------------------------------------
      CLIN 123 Sub-Total (Excluding Contingencies,
        CLIN(1c),(1d),(1e),(1f)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 130  OPTION: OCR-B Verification Upgrade, installed-Unit#1                     Upgrade   0       1
-------------------------------------------------------------------------------------------------------------------------------
      (1a)WORM Development & Certification Cards with RF
          (10,000 cards)                                                       Set       0       1
-------------------------------------------------------------------------------------------------------------------------------
      (1b)Development & Certification Consummables(10,000 cards)               Set       0       1
-------------------------------------------------------------------------------------------------------------------------------
      If IC Chip option was previously & separately ordered,
          add CLIN 130(1c) and CLIN 130(1d)                                              0       1
-------------------------------------------------------------------------------------------------------------------------------
      (1c)IC Chip Development & Certification Cards with RF
          (3,000 cards, 8kb)                                                   Set       0       1
-------------------------------------------------------------------------------------------------------------------------------
      (1d)Development & Certification Consummables(5,000 cards)                Set       0       1
-------------------------------------------------------------------------------------------------------------------------------
      (2a)OCR-B Verification Reader (Set of 2)                                 Pair      0       1
-------------------------------------------------------------------------------------------------------------------------------
      (2b)Sandia Base Kit (Frame) and Cabinet (OCR-B)                          Pair      0       1
-------------------------------------------------------------------------------------------------------------------------------
      (2c)Maintenance Spares-OCR-B Render (1 per site)                         Each      0       1
-------------------------------------------------------------------------------------------------------------------------------
      (3a)Technical Support for Installation of OCR-B                          Pair      0       1
-------------------------------------------------------------------------------------------------------------------------------
      (3b)Technical Support for Installation of OCR-B                          Pair      0       1
-------------------------------------------------------------------------------------------------------------------------------
      (3c)Non-Recurring Engineering for OCR-B                                  Pair      0       1       $137,116    Lau
-------------------------------------------------------------------------------------------------------------------------------
      (3d)Installation of OCR-B                                                Pair      0       1        $86,912    Lau
-------------------------------------------------------------------------------------------------------------------------------
      (4)Acceptance Test Cards, Supplies & Consummables-GFE                    Each      0       1
-------------------------------------------------------------------------------------------------------------------------------
      CLIN 130 Sub-Total(Excluding Contingencies,
        CLIN 130(1c),(1d):
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 131  OPTION: OCR-B Verification Upgrade, Installed--Unties #2-#6   C.5.2(e)  Upgrade    0       6
-------------------------------------------------------------------------------------------------------------------------------
      (1a)WORM Development & Certification Cards with RF
         (10,000 cards)                                                        Set       0       6
-------------------------------------------------------------------------------------------------------------------------------
      (1b)Development & Certification Consummables (10,000 cards)              Set       0       6
-------------------------------------------------------------------------------------------------------------------------------
      If IC Chip option was previously & separately ordered,
         add CLIN 131(1c)&CLIN 131(1d)                                                   0       6
-------------------------------------------------------------------------------------------------------------------------------
      (1c)IC Chip Development & Certification Cards with RF
         (5,000 cards,8kb)                                                     Set       0       6
-------------------------------------------------------------------------------------------------------------------------------
      (1d)Development & Certification Consummables (5,000 cards)               Set       0       6
-------------------------------------------------------------------------------------------------------------------------------
      (2a)OCR-B Verification Reorder (Set of 2)                                Pair      0       6
-------------------------------------------------------------------------------------------------------------------------------
      (2b)Sandia Base KR(Frame) and Cabinet (OCR-B0)                           Pair      0       6
-------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the tile page of this proposal
                    ISUIS CONFIDENTIAL PRICING (ALL YEARS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                               Section C                 Min     Max     Unit Price
------------------------------------------------------------------------------------------------------------------------------------
CLIN           Description                                     Reference         Unit    Qty.    Qty.     Per Site        Supplier
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               (3) Maintenance Spares - OCR-B Reader
                 (1 per site)                                                    Each     0       0
------------------------------------------------------------------------------------------------------------------------------------
               (3a) Technical Support for Installation of OCR-B                  Pair     0       0
------------------------------------------------------------------------------------------------------------------------------------
               (3b) Technical Support for Installation of
                    OCR-B                                                        Pair     0       0
------------------------------------------------------------------------------------------------------------------------------------
               (3d) Installation of OCR-B                                        Pair     0       0      $ 55,912         Lau
------------------------------------------------------------------------------------------------------------------------------------
               (4) Acceptance Test Cards Supplies &
                 Communication - GFE                                             Each     0       0
------------------------------------------------------------------------------------------------------------------------------------
               CLIN 131 Sub-total (Excluding Contingencies,
                 CLIN 131(1c), (1d)):
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
132            OPTION: Multi-Color Text Printing                 C.5.2(f)        Upgrade  0       0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
135            OPTION: Embedded Magnetic Stripe - Units #1-#6   C.5.3.1(b)       Upgrade  1       0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
136            OPTION: 1C Chip Write (4kb), installed -
                 Unit #1 (300 per hour)                         C.5.3.2(b)       Upgrade  0       1
------------------------------------------------------------------------------------------------------------------------------------
               (1a) 1C Chip Development & Certification Cards
                 with RF (10,000 cards, 4kb)                                       Set    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (1b) EAD Development & Certification Cards with RF
                 (10,000 cards)                                                    Set    o       1
------------------------------------------------------------------------------------------------------------------------------------
               (2c) Development's Certification Consumables (20,000 cards)         Set    o       1
------------------------------------------------------------------------------------------------------------------------------------
               (1a) If WORM option was previously &
                 separately ordered, add CLIN 136(1d) & CLIN
                 136(1e)
------------------------------------------------------------------------------------------------------------------------------------
               (1d) WORM Development & Certification Cards
                 with RF (5,000 cards)                                             Set    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (1e) Development & Certification Consumables
                 (5,000 cards)                                                     Set    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (2a) IC Chip Write (8 Reader/Writers 4kb)
                 Peripherals                                                      Pair    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (2b) ICChip/SMARTCARD Development System                            Each    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (2c) Sandia Base Kit (Frame) and Cabinet
                 (IC Chip)                                                        Pair    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (2d) Maintenance Spares - IC Chip (2 per site)                     Pair    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (3) Technical Support for Installation of IC Chip                  Each    0       1
------------------------------------------------------------------------------------------------------------------------------------
               (4a) Non-Recurring Engineering for IC Chip
                 Module                                                           Each    0       1      $263,933         Lau
------------------------------------------------------------------------------------------------------------------------------------
               (4b) IC Chip White (8 Reader/Writers, 4kb) Module                  Pair    0       1      $105,547         Lau
------------------------------------------------------------------------------------------------------------------------------------
               (5) Acceptance Test                                                Each    0       1      NSP              Lau
------------------------------------------------------------------------------------------------------------------------------------
               (6) Acceptance Test Cards, Supplies &
                 Consumables - GFE                                                Each    0       1
------------------------------------------------------------------------------------------------------------------------------------
               CLIN 136a Sub-Total (Excluding Contingencies,
                 CLIN 136(1d),(1e)):
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
137            OPTION:  IC Chip White (4 kb), Installed -
                 Unit #2-#6 (300/Hr)                                            Upgrade  0       0
------------------------------------------------------------------------------------------------------------------------------------
               (1a) IC Chip Development & Certification Cards with
                 RF (10,000 cards, 4kb)                                            Set    0       0
------------------------------------------------------------------------------------------------------------------------------------
               (1b) EAD Development & Certification Cards with
                 RF (10,000 cards)                                                 Set    0       0
------------------------------------------------------------------------------------------------------------------------------------
               (1c) Development & Certification Consumables
                 (20,000 cards)                                                    Set    0       0
------------------------------------------------------------------------------------------------------------------------------------
               If WORM option was previously & separately ordered, add
                 CLIN 137(1d) & CLIN 137(1e)
-----------------------------------------------------------------------------------------------------------------------------------
               (1d) WORM Development & Certification Cards with RF
                 (5,000 Cards)                                                     Set    0       0
------------------------------------------------------------------------------------------------------------------------------------
               (1e) Development & Certification Consumables
                 (5,000 cards)                                                     Set    0       0
------------------------------------------------------------------------------------------------------------------------------------
               (2a)  Chip Write (6 Reader/Writers, 4kb) peripherals                Set    0       0
------------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data Is subject to the restriction on the title page of this proposal
                    ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Section C             Min.      Max.     Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
CLIN                       Description                            Reference    Unit     Qty.      Qty.      Per Site       Supplier
-----------------------------------------------------------------------------------------------------------------------------------
           (2b) IChip/SMARTCARD Development System                             Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (2c) Sandia Base Kit (Frame) and Cabinet (IC CHIP)                  Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (2d) Maintenance Spares - IC CHIP (2 per site)                      Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (3) Technical Support for Installation of IC CHIP                   Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (4) IC Chip White (6 Reader/Writers, 4kb) Module                    Pair         0         0      $165,647        LAU
-----------------------------------------------------------------------------------------------------------------------------------
           (5) Acceptance Test                                                 Each         0         0     NSP              LAU
-----------------------------------------------------------------------------------------------------------------------------------
           (6) Acceptance Test Cards, Supplies & Consumables-
               GFE                                                             Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           CLIN 137a Sub-Total (Excluding Contingencies,
               CLIN 137(1d), (1e)):

-----------------------------------------------------------------------------------------------------------------------------------
  138      OPTION: IC Chip Verification (4kb), installed-
               Unit #1                                            C.5.3.2(c)                0         1
-----------------------------------------------------------------------------------------------------------------------------------
  139      OPTION: IC Chip Verification (4kb), installed
               Units #2,-#6                                       C.5.3.2(c)  Upgrade       0         0
-----------------------------------------------------------------------------------------------------------------------------------

  140      OPTION: IC Chip Write (8kb), Installed - Unit
                #1 (300 per hour)                                 C.5.3.2(b)  Upgrade       0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (1a) IC CHIP Development & Certification Cards
                with RF (10,000 cards, 8kb)                                     Set         0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (1b) EAD Development & Certification Cards
                with RF (10,000 cards)                                          Set         0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (1c) Development & Certification Consumables
                (20,000 cards)                                                  Set         0         1
-----------------------------------------------------------------------------------------------------------------------------------
           If WORM option was previously & seperately ordered,
                add CLIN 140(1d) & CLIN 140(1e)
-----------------------------------------------------------------------------------------------------------------------------------
           (1d) WORM Development & Certification Cards with
                RF (5,000 cards)                                                Set         0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (1e) Development & Certification Consumables
                (5,000 cards)                                                   Set         0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (2a) IC Chip Write (6 Reader/Writers, 8kb)
                Peripherals                                                     Pair        0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (2b) IC Chip/SMARTCARD Development System                            Each        0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (2c) Sandia Base Kit (Frame) and Cabinet (IC Chip)                   Pair        0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (2d) Maintenance Spares - IC Chip (2 per site)                       Pair        0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (3) Technical Support for Installation of IC Chip                    Each        0         1
-----------------------------------------------------------------------------------------------------------------------------------
           (4a) Non-Recurring Engineering for IC Chip Module                    Each        0         1      $263,933        Lau
-----------------------------------------------------------------------------------------------------------------------------------
           (4b) IC Chip Write (6 Reader/Writers, 8kb) Module                    Pair        0         1      $165,547        Lau
-----------------------------------------------------------------------------------------------------------------------------------
           (5) Acceptance Test                                                  Each        0         1     NSP              Lau
-----------------------------------------------------------------------------------------------------------------------------------
           (6) Acceptance Test Cards, Supplies & Consumables
               GFE                                                              Each        0         1
-----------------------------------------------------------------------------------------------------------------------------------
           CLIN 140a Sub-Total (Excluding Contingencies,
               CLIN 140(1d), (1e)):

-----------------------------------------------------------------------------------------------------------------------------------
  141      OPTION: IC Chip White (8kb), Installed- Unit
               #2 - #5 (300/HR)                                                             0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (1a) IC Chip Development & Certification Cards
               with RF (10,000 cards, 8kb)                                      Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (1b) EAD Development & Certification Cards
               with RF (10,000 cards)                                           Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (1c) Development & Certification Consumables
               (20,000 cards)                                                   Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           If WORM option was previously & seperately ordered,
               add CLIN 141(1d) & CLIN 141(1e)
-----------------------------------------------------------------------------------------------------------------------------------
           (1d) WORM Development & Certification Cards with RF
               (5,000 cards)                                                    Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
           (1d) Development & Certification Consumables
               (5,000 cards)                                                    Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------

    Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                   ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Section C                  Min.      Max.    Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
  CLIN                      Description                                   Reference        Unit      Qty.      Qty.     Per Site
-----------------------------------------------------------------------------------------------------------------------------------
        (2a) IC Chip Write (6 Reader/Writers, 8kb) Peripherals                             Pair        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        (2b) IC Chip/SMARTCARD Developers System                                           Each        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        (2c) Sandia Base Kit (Frame) and Cabinet (IC Chip)                                 Pair        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        (2d) Maintenance Spares - IC Chip (2 per site)                                     Pair        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        (3a) Technical Support for Installation of IC Chip                                 Each        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        (3b) IC Chip Write (6 Reader/Writers, 8kb) Module                                  Pair        0       6        $165,547
-----------------------------------------------------------------------------------------------------------------------------------
        (4) Program Support                                                                Each        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        (5) Acceptance Test                                                                Each        0       6    NSP
-----------------------------------------------------------------------------------------------------------------------------------
        (6) Acceptance Test Cards, Supplies & Consumables - GFE                            Each        0       6
-----------------------------------------------------------------------------------------------------------------------------------
        CLIN 141a Sub-Total (Excluding Contingencies, CLIN 141(1d), (1e)):
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  142   OPTION: IC Chip Verification (8kb), installed - Unit #1             C.5.3.2(d)   Upgrade       1       1
-----------------------------------------------------------------------------------------------------------------------------------
  143   OPTION: IC Chip Verification (8kb), installed - Units #2-#6         C.5.3.2(d)   Upgrade       0       6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  150   OPTION: Tracking Information - Inventory Control of Blanks          C.A.3.1.2(d) Upgrade       0       6
-----------------------------------------------------------------------------------------------------------------------------------
  151   OPTION: Tracking Information - Failed Card Count                    C.A.3.1.2(e) Upgrade       1       6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  155   OPTION: Microline Printing                                            C.5.A.1.A  Upgrade       0       6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  156   OPTION: Mailer - Seal Envelopes                                     C.2.3(d)(4)  Upgrade       1       6
-----------------------------------------------------------------------------------------------------------------------------------
  157   OPTION: Mailer - Stamp Envelopes (Postal Meter)                     C.2.3(d)(5)  Upgrade       0       6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  160   System Documentation:
-----------------------------------------------------------------------------------------------------------------------------------
  161a  Operator's Manual - Set #1                                              C.12     Manual        1       1
-----------------------------------------------------------------------------------------------------------------------------------
        (1) Non-Recurring Documentation Development                                       Each         1       1
-----------------------------------------------------------------------------------------------------------------------------------
        (2) Reproduction                                                                  Each         1       1
-----------------------------------------------------------------------------------------------------------------------------------
        (3) Acquisition of Suppliers Manuals                                              Each         1       1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  161b  Operator's Manual - Set #2 - #10                                                 Manual        0       9
-----------------------------------------------------------------------------------------------------------------------------------
        (1) Reproduction                                                                  Each         0       9
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  162a  Maintenance Manual - Set #1                                             C.12     Manual        1       1
-----------------------------------------------------------------------------------------------------------------------------------
        (1) Non-Recurring Documentation Development                                       Each         1       1
-----------------------------------------------------------------------------------------------------------------------------------
        (2) Reproduction                                                                  Each         1       1
-----------------------------------------------------------------------------------------------------------------------------------
        (3) Acquisition of Suppliers Manuals                                              Each         1       1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  162b  Maintenance Manual - Set #2 - #10                                                Manual        0       9
-----------------------------------------------------------------------------------------------------------------------------------

 Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                   ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Section C       Min.  Max.  Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
 CLIN                                Description                                   Reference Unit  Qty.  Qty.   Per Site   Supplier
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      (1)Reproduction                                                                         Each     0     0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 163a Software Manual - Set #1                                                      C.12     Manual    1     1
-----------------------------------------------------------------------------------------------------------------------------------
      (1)Non-Recurring Documentation Development                                              Each     1     1
-----------------------------------------------------------------------------------------------------------------------------------
      (2)Reproduction                                                                         Each     1     1
-----------------------------------------------------------------------------------------------------------------------------------
      (3)Acquisition of Suppliers Manuals                                                     Each     1     1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 163b Software Manual - Set #2-#10                                                           Manual    0     1
-----------------------------------------------------------------------------------------------------------------------------------
      (1)Reproduction                                                                         Each     0     1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  200 Installation of RF Manufacturing Test Equipment (Necessary for the manufacture          Each     0     1
-----------------------------------------------------------------------------------------------------------------------------------
       of EAD and INSPASS substrate (cards) containing an RF core, refer to
-----------------------------------------------------------------------------------------------------------------------------------
       CLINS 231a, 234b, 234d, 242a, 245b, and 245d)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  201  Non-Recurring Facility Modifications & Re-Tooling (Necessary for the                   Each     0     1
-----------------------------------------------------------------------------------------------------------------------------------
        manufacture of ARC and BCC substrate (cards).  Refer to CLINs 232,
-----------------------------------------------------------------------------------------------------------------------------------
        232a, 232b, 232c, 233, 233a, 233b, and 233c.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      Supplies/Consummation:
-----------------------------------------------------------------------------------------------------------------------------------
  200 Substrate (per 10,000 cards)                                                  C.5.4.1   N/A   N/A   N/A
-----------------------------------------------------------------------------------------------------------------------------------
  201 Substrate with Magnetic Strips for EAD Cards                                  C.5.4.1   Lot      1   140
-----------------------------------------------------------------------------------------------------------------------------------
 201a Substrate with Magnetic Strips for EAD Cards with RF Capability               C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
  202 OPTION:  Substrate with WORM for BCCs                                         C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 202a Substrate with WORM for BCCs with RF Capability                               C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 202b Substrate with WORM for BCC's with Microfine Printing on Front Surface        C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 202c Substrate with WORM for BCC's with RF and Microfine Printing on Front Surface C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
  203 OPTION:  Substrate with WORM for ARCs                                         C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 203a Substrate with WORM for ARCs with RF Capability                               C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 203b Substrate with WORM for ARC's with Microfine Printing on Front Surface        C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 203c Substrate with WORM for ARC's with RF and Microfine Printing on Front Surface C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 204a OPTION:  Card with IC Chip (4kb) for INSPASS Cards without RF                 C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 204b Card with IC Chip (4kb) for INSPASS Cards with RF                             C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 204c OPTION:  Card with IC Chip (8kb) for INSPASS Cards without RF                 C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
 204d Card with IC Chip (8kb) for INSPASS Cards with RF                             C.5.4.1   Lot      0   140
-----------------------------------------------------------------------------------------------------------------------------------
  205 DELETED
-----------------------------------------------------------------------------------------------------------------------------------
      CLIN 200 thru 206 Sub-total
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

 Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISUINS CONFIDENTIAL PRICING (ALL YEARS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Section C               Min.    Max.    Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
CUN              Description                                         Reference       Unit    Qty.    Qty.     Per Site    Supplier
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
210   Substrate (per 100,000 cards)                                    C.5.4.1         N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
211   Substrate with Magnetic Stripe for EAD Cards                     C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
211a  Substrate with Magnetic Stripe for EAD Cards with RF Capability  C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
212   OPTION: Substrate with WORM for BCCs                             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
212a  Substrate with WORM for BCCs with RF Capability                  C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
212b  Substrate with WORM for BCCs with Microline Printing on Front
      Surface                                                          C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
212c  Substrate with WORM for BCCs with RF and Miroline Printing
      on Front Surface                                                 C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
213   OPTION: Substrate with WORM for ARCs                             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
213a  Substrate with WORM for ARCs with RF Capability                  C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
213b  Substrate with WORM for ARCs with Microline Printing on Front
      Surface                                                          C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
213c  Substrate with WORM for ARCs with RF and Microline Printing
      on Front Surface                                                 C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
214a  OPTION: Card with 1C Chip (4kb) for INSPASS Cards without RF     C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
214b  Card with 1C Chip (4kb) for INSPASS Cards without RF             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
214c  OPTION: Card with 1C Chip (8kb) for INSPASS Cards without RF     C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
214d  Card with 1C Chip (8kb) for INSPASS Cards without RF             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
215   DELETED
------------------------------------------------------------------------------------------------------------------------------------
      CLIN 210 thru 215 Sub-Total
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
*220  Substrate (per 500,000 cards)                                    C.5.4.1         N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
*221  Substrate with Magnetic Stripe for EAD Cards                     C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*221a add to EAD: RF Capability                                        C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*222  OPTION: Substrate with WORM for BCCs                             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*222a Substrate with WORM for BCCs with RF Capability                  C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*222b Substrate with WORM for BCCs with Microline Printing on Front
      Surface                                                          C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*222c Substrate with WORM for BCCs with RF and Microline Printing on
      Front Surface                                                    C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*223  OPTION: Substrate with WORM for ARCs                             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*223a Substrate with WORM for ARCs with RF Capability                  C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*223b Substrate with WORM for ARCs with Microline Printing on
      Front Surface                                                    C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*223c Substrate with WORM for ARCs with RF and Microline Printing
      on Front Surface                                                 C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*224a OPTION: Card with IC Chip (4kb) for INSPASS Cards without RF     C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*224b Card with IC Chip (4kb) for INSPASS Cards without RF             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*224c OPTION: Card with IC Chip (8kb) for INSPASS Cards without RF     C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
*224d Card with IC Chip (8kb) for INSPASS Cards without RF             C.5.4.1         Lot      0      140
------------------------------------------------------------------------------------------------------------------------------------
225   DELETED
------------------------------------------------------------------------------------------------------------------------------------
      CLIN 220 thru 225 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      Note: Please refer to Exhibit A credited INS Card Pricing-
      Quick Reference for
------------------------------------------------------------------------------------------------------------------------------------

    Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                   ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Section C            Min.   Max.   Unit Price
------------------------------------------------------------------------------------------------------------------------------------
   CLIN                                   Description                        Reference    Unit    Qty.   Qty.    Per Site   Supplier
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         WORM (OMC) Based Cards for discounts on cumulative production
------------------------------------------------------------------------------------------------------------------------------------
         orders. This pricing offers INS significant savings on cumulative
------------------------------------------------------------------------------------------------------------------------------------
         orders of 1 Million or more OMC Cards with staggered delivery.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    *230 Substrate (per 1,000,000 cards)                                      C.5.4.1      N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------------------------
    *231 Substrate with Magnetic Stripe for EAD Cards                         C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *231a Substrate with Magnetic Stripe for EAD Cards with RF Capability      C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
    *232 OPTION: Substrate with WORM for BCC's                                C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *232a Substrate with WORM for BCC's with RF Capability                     C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *232b Substrate with WORM for BCC's with Microline Printing on Front
         Surface                                                              C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *232c Substrate with WORM for BCC's with RF and Microline Printing on
         Front Surface                                                        C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
    *233 OPTION: Substrate with WORM for ARC's                                C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *233a Substrate with WORM for ARC's with RF Capability                     C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *233b Substrate with WORM for ARC's with Microline Printing on Front
         Surface                                                              C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *233c Substrate with WORM for ARC's with RF and Microline Printing on
         Front Surface                                                        C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *234a OPTION: Card with IC Chip (4kb) for INSPASS Cards without RF         C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *234b Card with IC Chip (4kb) for INSPASS Cards with RF                    C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *234c OPTION: Card with IC Chip (8kb) for INSPASS Cards without RF         C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
   *234d Card with IC Chip (8kb) for INSPASS Cards with RF                    C.5.4.1      Lot        0    140
------------------------------------------------------------------------------------------------------------------------------------
     235 DELETED
------------------------------------------------------------------------------------------------------------------------------------
         CLIN 230 thru 235 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Note: Without the prior coordination and mutual agreement of the
------------------------------------------------------------------------------------------------------------------------------------
         parties, these prices require the delivery of no more than:
------------------------------------------------------------------------------------------------------------------------------------
         (i) 250,000 items within the first 60 day period of the first order
------------------------------------------------------------------------------------------------------------------------------------
         for these items, (ii) 300,000 items each 30 day period within the
------------------------------------------------------------------------------------------------------------------------------------
         next 90 day period or, (iii) thereafter require the delivery of an
------------------------------------------------------------------------------------------------------------------------------------
         incremental increase of no more than 50,000 items over the
------------------------------------------------------------------------------------------------------------------------------------
         immediately preceding 30 day period (CLIN 220 thru CLIN 234d).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Note: Please refer to Exhibit A entitled INS Card Pricing - Quick
------------------------------------------------------------------------------------------------------------------------------------
         Reference for WORM (OMC) Based Cards for discounts on cumulative
------------------------------------------------------------------------------------------------------------------------------------
         production orders. This pricing offers INS significant savings on
------------------------------------------------------------------------------------------------------------------------------------
         cumulative orders of 1 Million or more OMC Cards with staggered
------------------------------------------------------------------------------------------------------------------------------------
         delivery.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   **236 Substrate (per 500,000 cards)                                        C.5.4.1      N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------------------------
   **237 Substrate with Magnetic Stripe for EAD Cards                         C.5.4.1      Lot        0      0
------------------------------------------------------------------------------------------------------------------------------------
  **237a add to EAD: RF Capability                                            C.5.4.1      Lot        0      0
------------------------------------------------------------------------------------------------------------------------------------
   **238 OPTION: Substrate with WORM for BCC's                                C.5.4.1      Lot        0      0
------------------------------------------------------------------------------------------------------------------------------------

 Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Section C         Min.  Max.   Unit Price
------------------------------------------------------------------------------------------------------------------------------------
CLIN                   Description                                              Reference  Unit   Qty.  Qty.    Per Sale    Supplier
------------------------------------------------------------------------------------------------------------------------------------
**238a  Substrate with WORM for BCCs with RF Capability                         C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**238b  Substrate with WORM for BCCs with Microline Printing on Front Surface   C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**238c  Substrate with WORM for BCCs with RF and Microline Printing on Front
          Surface                                                               C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
 **239  OPTION: Substrate with WORM for ARCs                                    C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**239a  Substrate with WORM for ARCs with RF Capability                         C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**239b  Substrate with WORM for ARCs with Microline Printing on Front Surface   C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**239c  Substrate with WORM for ARCs with RF and Microline Printing on Front
          Surface                                                               C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**240a  OPTION: Card with IC Chip (4kb) for INSPASS Cards without RF            C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**240b  Cards with IC Chip (4kb) for INSPASS Cards with RF                      C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**240c  OPTION: Card with IC Chip (8kb) for INSPASS Cards without RF            C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**240d  Card with IC Chip (8kb) for INSPASS Cards with RF                       C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
        CLIN 236 thru 240d Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Note: Please refer to Exhibit A entitled INS Card Pricing-Quick
------------------------------------------------------------------------------------------------------------------------------------
        Reference for WORM (OMC) Based Cards for discounts on cumulative
------------------------------------------------------------------------------------------------------------------------------------
        production orders. This pricing offers INS significant savings on
------------------------------------------------------------------------------------------------------------------------------------
        cumulative orders of 1 Million or more OMC Cards with staggered
------------------------------------------------------------------------------------------------------------------------------------
        delivery.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 **241  Substrate (per 1,000,000 cents)                                         C.5.4.1     N/A   N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
 **242  Substrate with Magnetic Stripe for EAD Cards                            C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**242a  Substrate with Magnetic Stripe for EAD Cards with RF Capability         C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
 **243  OPTION: Substrate with WORM for BCCs                                    C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**243a  Substrate with WORM for BCCs with RF Capability                         C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**243b  Substrate with WORM for BCCs with Microline Printing on Front Surface   C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**243c  Substrate with WORM for BCCs with RF and Microline Printing on Front
          Surface                                                               C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
 **244  OPTION: Substrate with WORM for ARCs                                    C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**244a  Substrate with WORM for ARCs with RF Capability                         C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**244b  Substrate with WORM for ARCs with Microline Printing on Front Surface   C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**244c  Substrate with WORM for ARCs with RF and Microline Printing on Front
          Surface                                                               C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**245a  OPTION: Card with IC Chip (4kb) for INSPASS Cards without RF            C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**245b  Card with IC Chip (4kb) for INSPASS Cards with RF                       C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**245c  OPTION: Card with IC Chip (8kb) for INSPASS Cards without RF            C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
**245d  Card with IC Chip (8kb) for INSPASS Cards with RF                       C.5.4.1     Lot     0     0
------------------------------------------------------------------------------------------------------------------------------------
        CLIN 241 thru 245d Sub-Total
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    **  Note: These prices are the result of the requirement to deliver more
------------------------------------------------------------------------------------------------------------------------------------
        than (i) 250,000 items within the first 60 day period of the first
------------------------------------------------------------------------------------------------------------------------------------
        order for these forms, (ii) 300,000 items any 30 day
------------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
               ISI/INS CONFIDENTIAL PRICING (ALL YEARS)


period within the next 90 day period, or (iii) thereafter require the delivery of an incremental increase of more than 50,000 items over the immediately preceding 30 day period,
(CLIN 236 through CLIN 245d)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Section C           Min.    Max.  Unit Price
------------------------------------------------------------------------------------------------------------------------------------
  CLIN           Description                                                   Reference   Unit    Qty.    Qty.   Per Site  Supplier
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   250     PVC (per 10,000 cards)                                                           N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
   251     Inner Write Layer (plain)                                            C.6.4.1     Lot       1     140
------------------------------------------------------------------------------------------------------------------------------------
   252     Inner Write Layer for EAD                                            C.5.4.1     Lot       1     140
------------------------------------------------------------------------------------------------------------------------------------
   253     OPTION: Inner Write Layer for RCC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   254     OPTION: Inner Write Layer for ARC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   255     OPTION: Inner Write Layer for INSPASS                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   256     OPTION: RF Capability/Layer                                          C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   257     OPTION: Microline Printing Capability                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   260     PVC (per 100,000 cards)                                                          N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
   261     Inner Write Layer (plain)                                            C.6.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   262     Inner Write Layer for EAD                                            C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   263     OPTION: Inner Write Layer for RCC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   264     OPTION: Inner Write Layer for ARC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   265     OPTION: Inner Write Layer for INSPASS                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   266     OPTION: RF Capability/Layer                                          C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   267     OPTION: Microline Printing Capability                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   270     PVC (per 500,000 cards)                                                          N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
   271     Inner Write Layer (plain)                                            C.6.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   272     Inner Write Layer for EAD                                            C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   273     OPTION: Inner Write Layer for RCC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   274     OPTION: Inner Write Layer for ARC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   275     OPTION: Inner Write Layer for INSPASS                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   276     OPTION: RF Capability/Layer                                          C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   277     OPTION: Microline Printing Capability                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   280     PVC (per 1,000,000 cards)                                                        N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
   281     Inner Write Layer (plain)                                            C.6.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   282     Inner Write Layer for EAD                                            C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   283     OPTION: Inner Write Layer for RCC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   284     OPTION: Inner Write Layer for ARC                                    C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   285     OPTION: Inner Write Layer for INSPASS                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
               ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Section C           Min.    Max.  Unit Price
------------------------------------------------------------------------------------------------------------------------------------
  CLIN           Description                                                   Reference   Unit    Qty.    Qty.   Per Site  Supplier
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   286     OPTION:  RF Capability/Layer                                         C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   287     OPTION:  Microline Printing Capability                               C.6.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   300     Hologram Development -- (one-time charge)                            C.5.4.1  Hologram     1       1
------------------------------------------------------------------------------------------------------------------------------------
   310     Hologram Laminate (per 10,000 cards)                                 C.5.4.1     Lot       1     140
------------------------------------------------------------------------------------------------------------------------------------
   311     Hologram Laminate (per 100,000 cards)                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   312     Hologram Laminate (per 500,000 cards)                                C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   313     Hologram Laminate (per 1,000,000 cards)                              C.5.4.1     Lot       1     140
------------------------------------------------------------------------------------------------------------------------------------
           CLIN 310 thru 313 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------
   350     Plain Laminate (10,000 cards)                                        C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   351     Plain Laminate (100,000 cards)                                       C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   352     Plain Laminate (500,000 cards)                                       C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   353     Plain Laminate (1,000,000 cards)                                     C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   354     Plain Laminate (2,000 images per roll)                               C.5.4.1
------------------------------------------------------------------------------------------------------------------------------------
   354a    2,000-100,000 images - Overlay (1-50 Rolls)                          C.5.4.1     Roll      0     100
------------------------------------------------------------------------------------------------------------------------------------
   354b    102,000-200,000 images - Overlay (51-100 Rolls)                      C.5.4.1     Roll      0     200
------------------------------------------------------------------------------------------------------------------------------------
   354c    202,000-1,000,000 images - Overlay (101-500 Rolls)                   C.5.4.1     Roll      0   1,000
------------------------------------------------------------------------------------------------------------------------------------
   354d    1,002,000-2,000,000 images - Overlay (501-1000 Rolls)                C.5.4.1     Roll      0   2,000
------------------------------------------------------------------------------------------------------------------------------------
   354e    2,002,000-3,000,000 images - Overlay (1001-1500 Rolls)               C.5.4.1     Roll      0   3,000
------------------------------------------------------------------------------------------------------------------------------------
   354f    3,002,000-5,000,000 images - Overlay (1501+Rolls)                    C.5.4.1     Roll      0  70,000
------------------------------------------------------------------------------------------------------------------------------------
           CLIN 354a thru 354f Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------
   400     Color Dye Ribbon (10,000 cards, 10,000-1,400,000 images)             C.5.4.1     Lot       1     140
------------------------------------------------------------------------------------------------------------------------------------
   401     Color Dye Ribbon (100,000 cards, 100,000-14,000,000 images)          C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   402     Color Dye Ribbon (500,000 cards, 500,000-70,000,000 images)          C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   403     Color Dye Ribbon (1,000,000 cards, 1,000,000-140,000,000 images)     C.5.4.1     Lot       0     140
------------------------------------------------------------------------------------------------------------------------------------
   404     Color Dye Ribbon - Yellow
------------------------------------------------------------------------------------------------------------------------------------
   404a    10,000-100,000 images - Yellow (5-50 Rolls)                          C.5.4.1     Roll      5     100
------------------------------------------------------------------------------------------------------------------------------------
   404b    102,000-200,000 images - Yellow (51-100 Rolls)                       C.5.4.1     Roll      0     200
------------------------------------------------------------------------------------------------------------------------------------
   404c    202,000-1,000,000 images - Yellow (101-500 Rolls)                    C.5.4.1     Roll      0   1,000
------------------------------------------------------------------------------------------------------------------------------------
   404d    1,002,000-2,000,000 images - Yellow (501-1000 Rolls)                 C.5.4.1     Roll      0   2,000
------------------------------------------------------------------------------------------------------------------------------------
   404e    2,002,000-3,000,000 images - Yellow (1001-1500 Rolls)                C.5.4.1     Roll      0   3,000
------------------------------------------------------------------------------------------------------------------------------------
   404f    3,002,000+ images - Yellow (1501+ Rolls)                             C.5.4.1     Roll      0  70,000
------------------------------------------------------------------------------------------------------------------------------------
   405     Color Dye Ribbon - Magenta
------------------------------------------------------------------------------------------------------------------------------------
   405a    10,000-100,000 images - Magenta (5-50 Rolls)                         C.5.4.1     Roll      5     100
------------------------------------------------------------------------------------------------------------------------------------

Use or disclosure of proposal data is subject to the restriction on the title page of this proposal

                   USI/INS CONFIDENTIAL PRICING (ALL YEARS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Unburdened
                                                                Section C                 Min.    Max    Unit Price
CLIN                              Description                   Reference        Unit     Qty     Qty     Per Site        Supplier
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  405b      102,000-200,000 Images - Magenta (51-100 Rolls)        C.5.4.1       Roll       0     200
------------------------------------------------------------------------------------------------------------------------------------
  405c      202,000-1,000,000 Images - Magenta (101-500 Rolls)     C.5.4.1       Roll       0   1,000
------------------------------------------------------------------------------------------------------------------------------------
  405d      1,002,000-2,000,000 Images - Magenta (501-1000 Rolls)  C.5.4.1       Roll       0   2,000
------------------------------------------------------------------------------------------------------------------------------------
  405e      2,002,000-3,000,000 Images - Magenta (1001-1500 Rolls) C.5.4.1       Roll       0   3,000
------------------------------------------------------------------------------------------------------------------------------------
  405f      3,002,000 Images-Magenta (1501 + Rolls)                C.5.4.1       Roll       0  70,000
------------------------------------------------------------------------------------------------------------------------------------
  406       Color Dye Ribbon - Cyan
------------------------------------------------------------------------------------------------------------------------------------
  406a      10,000-100,000 Images - Cyan (1-50 Rolls)              C.5.4.1       Roll       0     100
------------------------------------------------------------------------------------------------------------------------------------
  406b      102,000-200,000 Images - Cyan (51-100 Rolls)           C.5.4.1       Roll       0     200
------------------------------------------------------------------------------------------------------------------------------------
  406c      202,000-1,000,000 Images - Cyan (101-600 Rolls)        C.5.4.1       Roll       0   1,000
------------------------------------------------------------------------------------------------------------------------------------
  406d      1,002,000-2,000,000 Images - Cyan (501-1000 Rolls)     C.5.4.1       Roll       0   2,000
------------------------------------------------------------------------------------------------------------------------------------
  406e      2,002,00-3,000,000 Images - Cyan (1001-1500 Rolls)     C.5.4.1       Roll       0   3,000
------------------------------------------------------------------------------------------------------------------------------------
  406f      3,002,000 + Images - Cyan (1501 Rolls)                 C.5.4.1       Roll       0  70,000
------------------------------------------------------------------------------------------------------------------------------------
            Shipping and Insurance on CLIN 350 through CLIN 406f
            included in prices shown
------------------------------------------------------------------------------------------------------------------------------------
            CLIN 404a thru 406f Sub-Total
------------------------------------------------------------------------------------------------------------------------------------
  500       Inks (per 10,000 cards)                                C.5.4.1       N/A        N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
  501       R Ink                                                  C.5.4.1       Lot          1    140
------------------------------------------------------------------------------------------------------------------------------------
  502       UV Ink                                                 C.5.4.1       Lot          1    140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  510       Inks (per 100,000 cards)                               C.5.4.1       N/A        N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  511       IR Ink                                                 C.5.4.1       Lot          0     140
------------------------------------------------------------------------------------------------------------------------------------
  512       UV Ink                                                 C.5.4.1       Lot          0     140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  520       Inks (per 500,000 cards)                               C.5.4.1       N/A        N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------
  521       IR Ink                                                 C.5.4.1       Lot         0      140
------------------------------------------------------------------------------------------------------------------------------------
  522       UV Ink                                                 C.5.4.1       Lot         0      140
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  530       Ink (per 1,000,000 cards)                              C.5.4.1       N/A         N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  531       Ink                                                    C.5.4.1       Lot           0     140
------------------------------------------------------------------------------------------------------------------------------------
  532       UV Ink                                                 C.5.4.1       Lot           0     140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  600      Mailing Supplies (per 10,000 cards)                     C.2.3          N/A         N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  601      Mailer Inserts                                          C.2.3         Lot           1      140
------------------------------------------------------------------------------------------------------------------------------------
  602      Window Envelopes                                        C.2.3         Lot           1      140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  610      Mailing Supplies (per 100,000 cards)                    C.2.3         N/A         N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------
  611      Mailer Inserts                                          C.2.3         Lot          0       140
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Section C                  Min.      Max.    Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
  CLIN                      Description                         Reference        Unit      Qty.      Qty.     Per Site    Supplier
-----------------------------------------------------------------------------------------------------------------------------------
    612  Window Envelopes                                         C.2.3           Lot         0       140
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    620  Mailing Supplies (per 500,000 cards)                     C.2.3           N/A       N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------------
    621  Mailer Inserts                                           C.2.3           Lot         0       140
-----------------------------------------------------------------------------------------------------------------------------------
    622  Window Envelopes                                         C.2.3           Lot         0       140
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    630  Mailing Supplies (per 1,000,000 cards)                   C.2.3           N/A       N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------------
    631  Mailer Inserts                                           C.2.3           Lot         0       140
-----------------------------------------------------------------------------------------------------------------------------------
    632  Window Envelopes                                         C.2.3           Lot         0       140
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    700  Carbon Ribbon for OCR-B (per 10,000 cards)                              Ribbon       1       500
-----------------------------------------------------------------------------------------------------------------------------------
    701  Carbon Ribbon for OCR-B (per 100,000 cards)                             Ribbon       0       500
-----------------------------------------------------------------------------------------------------------------------------------
    702  Carbon Ribbon for OCR-B (per 500,000 cards)                             Ribbon       0       500
-----------------------------------------------------------------------------------------------------------------------------------
    703  Carbon Ribbon for OCR-B (per 1,000,000 cards)                           Ribbon       0       500
-----------------------------------------------------------------------------------------------------------------------------------
    704a Carbon Ribbon for OCR-B (10,000-100,000 cards,
         5-50 Rolls)                                                              Roll        5       100
-----------------------------------------------------------------------------------------------------------------------------------
    704b Carbon Ribbon for OCR-B (102,000-200,000 cards,
         51-100 Rolls)                                                            Roll        0       200
-----------------------------------------------------------------------------------------------------------------------------------
    704c Carbon Ribbon for OCR-B (202,000-1,000,000 cards,
         101-500 Rolls)                                                           Roll        0     1,000
-----------------------------------------------------------------------------------------------------------------------------------
    704d Carbon Ribbon for OCR-B (1,002,000-2,000,000 cards,
         501-1000 Rolls)                                                          Roll        0     2,000
-----------------------------------------------------------------------------------------------------------------------------------
    704e Carbon Ribbon for OCR-B (2,002,000-3,000,000 cards,
         1001-1500 Rolls)                                                         Roll        0     3,000
-----------------------------------------------------------------------------------------------------------------------------------
    704f Carbon Ribbon for OCR-B (3,002,000+ cards, 1501+ Rolls)                  Roll        0    70,000
-----------------------------------------------------------------------------------------------------------------------------------
    704g Shipping and Insurance on CLIN 700 through CLIN 704f
         included in prices shown
-----------------------------------------------------------------------------------------------------------------------------------
         CLIN 704e thru 704g Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    750  Cleaning Tape for Card Production System                                 Tape        1       500
-----------------------------------------------------------------------------------------------------------------------------------
    751  Cleaning Roller for Card Production System                              Roller       1       500
-----------------------------------------------------------------------------------------------------------------------------------
    752  Print Heads for Card Production Systems                               Print Head     1       500
-----------------------------------------------------------------------------------------------------------------------------------
         CLIN 750 thru 752 Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    800  Card Readers:                                            C.11            N/A       N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------------
    801  OCR-B Reader Including Video Display Unit                C.11            N/A         4      150
-----------------------------------------------------------------------------------------------------------------------------------
    801a OCR-B Reader Including Video Display Unit (Quantity 1-9) C.11            Each        4       16
-----------------------------------------------------------------------------------------------------------------------------------
    801b OCR-B Reader Including Video Display Unit
         (Quantity 10-19)                                         C.11            Each        0       35
-----------------------------------------------------------------------------------------------------------------------------------
    801c OCR-B Reader Including Video Display Unit
         (Quantity 20-29)                                         C.11            Each        0       68
-----------------------------------------------------------------------------------------------------------------------------------
    801d OCR-B Reader Including Video Display Unit
         (Quantity 30-39)                                         C.11            Each        0       78
-----------------------------------------------------------------------------------------------------------------------------------
    801e OCR-B Reader Including Video Display Unit
         (Quantity 40-49)                                         C.11            Each        0       96
-----------------------------------------------------------------------------------------------------------------------------------
    801f OCR-B Reader Including Video Display Unit (Quantity 50+) C.11            Each        0      150
-----------------------------------------------------------------------------------------------------------------------------------
    802a Point-of-Sale Reader with TTL Interface (Quantity 1-150) C.11            Each        4      150
-----------------------------------------------------------------------------------------------------------------------------------

 Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                   ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Section C       Min.  Max. Unit Price
------------------------------------------------------------------------------------------------------------------------------------
 CLIN                                Description                                     Reference Unit  Qty.  Qty.  Per Site   Supplier
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 802b Point-of-Sale Reader with RS-232 Interface                                        C.11   Each     0   150
------------------------------------------------------------------------------------------------------------------------------------
  803 WORM Reader                                                                       C.11   Each     4   150
------------------------------------------------------------------------------------------------------------------------------------
  804 IC Chip Reader                                                                    C.11   Each     4   150
------------------------------------------------------------------------------------------------------------------------------------
 805a RF Reader - With ABA Telephone Modem, 120VAC                                      C.11   Each     0   100
------------------------------------------------------------------------------------------------------------------------------------
 805b RF Reader - 805a + Cellular Phone, Smart Card Reader & 12VDC                      C.11   Each     0   100
------------------------------------------------------------------------------------------------------------------------------------
 805c RF Reader - 805b + Battery Operation & Sealed                                     C.11   Each     0   100
------------------------------------------------------------------------------------------------------------------------------------
  806 2-D Barcode Reader                                                                C.11   Each     0   150
------------------------------------------------------------------------------------------------------------------------------------
      CLIN 801a thru 806 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  900 Card Counter                                                                             N/A   N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
 900a Card Counter Quantity 1-3                                                         N/A    Each     0     6
------------------------------------------------------------------------------------------------------------------------------------
 900b Card Counter Quantity 4-6                                                         N/A    Each     0    12
------------------------------------------------------------------------------------------------------------------------------------
 900c Card Counter Quantity 7-10                                                        N/A    Each     0    20
------------------------------------------------------------------------------------------------------------------------------------
 900d Card Counter Quantity 11+                                                         N/A    Each     0    30
------------------------------------------------------------------------------------------------------------------------------------
  901 Storage Safe                                                                      N/A    Each     0     6
------------------------------------------------------------------------------------------------------------------------------------
  902 Humidity/Temperature Recorder                                                     N/A    Each     0     6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 1000 Training - Only available if CLINS 151a, 152a & 163a are purchased                       N/A   N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
 1001 System Operation at INS Site                                                      C.13  Course    1    10
------------------------------------------------------------------------------------------------------------------------------------
 1002 System Maintenance at INS Site                                                    C.13  Course    1    10
------------------------------------------------------------------------------------------------------------------------------------
 1003 Other (List) at INS Site                                                          C.13  Course    0    10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 1010 OPTION:  System Operation at Contractor Site                                      C.13  Course    0    10
------------------------------------------------------------------------------------------------------------------------------------
 1011 OPTION:  System Maintenance at Contractor Site                                    C.13  Course    0    10
------------------------------------------------------------------------------------------------------------------------------------
 1012 OPTION:  Other (List) at Contractor Site                                          C.13  Course    0    10
------------------------------------------------------------------------------------------------------------------------------------
      Note:  CLINs 1010 & 1011 require ICPS at Contractor Site (i.e. CLIN 6000)
------------------------------------------------------------------------------------------------------------------------------------
      Note:  CLINs 1010 & 1011 include $1,095 for classroom/office support at Lau                                           Lau
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 2000 Consultant Service - OPTION                                                              N/A   N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
 2001 OPTION:  Software Engineer                                                        C.10   Hour     0  9000
------------------------------------------------------------------------------------------------------------------------------------
 2002 OPTION:  Hardware Engineer                                                        C.10   Hour     0  9000
------------------------------------------------------------------------------------------------------------------------------------
 2003 OPTION:  Technician                                                               C.10   Hour     0  9000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 3000 Maintenance Services - OPTION                                                     C.8    N/A   N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
 3001 Annual Maintenance Fee - Option 1 (Year 2)                                        C.8    Year     0     4
------------------------------------------------------------------------------------------------------------------------------------
3001a Annual Maintenance Fee - Includes Weekends & Federal Holidays (per site)          C.8    Site     0     4
------------------------------------------------------------------------------------------------------------------------------------
      Annual Maintenance Fee - VIS, Combiner, Mailer/Supplier with Spare Parts
      (per site)                                                                               Site     0     4   $48,544   Lau
------------------------------------------------------------------------------------------------------------------------------------

    Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISUINS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Section C            Min.   Max.   Unit Price
------------------------------------------------------------------------------------------------------------------------------------
   CLIN                                   Description                        Reference    Unit    Qty.   Qty.    Per Site   Supplier
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Note: The above price is good for Lincoln, NE; Dallas, TX;
------------------------------------------------------------------------------------------------------------------------------------
         Laguna Miguel, CA; and Acton, MA. For St. Albans, VT and other
------------------------------------------------------------------------------------------------------------------------------------
         non-specified sites add $19,192 (Burdened).
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - SIS Multistation (per site)                             Site        0      4
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - 2D Barcode for ICPS (per site)                          Site        0      4
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - 2D Barcode for Field Readers & Q/A Station
         (per unit)                                                                       Unit        0     79
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - ICPS RF Probe (per unit)                                Unit        0     12
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - RF Field Reader (805A) & Q/A Station
         (per unit)                                                                       Unit        0     54
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - RF Field Reader (805B) (per unit)                       Unit        0     50
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - RF Field Reader (805C) (per unit)                       Unit        0     50
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - OCR-B ICPS and Field Reader                             Unit        0     87
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - Magnetic Stripe Reader for Q/A Station
         (per unit)                                                                       Unit        0      4
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - Magnetic Stripe Reader for POS                          Unit        0     75
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - IC Chip for ICPS                                        Unit        0     56
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - IC Chip for Q/A Station, and Field Readers
         (per unit)                                                                       Unit        0     79
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - WORM (OMC) for ICPS (per site, quarterly
         refurbish w/parts)                                                               Site        0      4
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - WORM (OMC) for Q/A Station (per site)                   Site        0      4
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - WORM (OMC) for Field Reader (per unit)                  Unit        0     75
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - Card Counter                                            Unit        0      8
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - Temperature/Humidity Recorder (per site)                Site        0      4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   3002  Annual Maintenance Fee - Option 2 (Year 3)                             C.8       Year        0      6
------------------------------------------------------------------------------------------------------------------------------------
  3002a  Annual Maintenance Fee - Includes Weekends & Federal Holidays
         (per site)                                                             C.8       Site        0      6
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - VIS, Combiner; Mailer/Stuffer with Spare
         Parts (per site)                                                                 Site        0      6     $60,971    Lau
------------------------------------------------------------------------------------------------------------------------------------
         Note: The above price is good for Lincoln, NE; Dallas, TX;
------------------------------------------------------------------------------------------------------------------------------------
         Laguna Miguel, CA; and Acton, MA. For St. Albans, VT and other non-
------------------------------------------------------------------------------------------------------------------------------------
         specified sites add $20,152 (Burdened).
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - SIS Multistation (per site)                             Site        0      6
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - 2D Barcode for ICPS (per site)                          Site        0      6
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - 2D Barcode for Field Readers & Q/A Station
         (per unit)                                                                       Unit        0    156
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - ICPS RF Probe (per unit)                                Unit        0     18
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - RF Field Reader (805A) & Q/A Station
         (per unit)                                                                       Unit        0    100
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - RF Field Reader (805B) (per unit)                       Unit        0    100
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - RF Field Reader (806C) (per unit)                       Unit        0    100
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - OCR-B ICPS and Field Reader                             Unit        0    160
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - Magnetic Stripe Reader for Q/A Station
         (per unit)                                                                       Unit        0      6
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - Magnetic Stripe Reader for POS                          Unit        0    160
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - IC Chip for ICPS                                        Unit        0     64
------------------------------------------------------------------------------------------------------------------------------------
         Annual Maintenance Fee - IC Chip for Q/A Station, and Field Readers
         (per unit)                                                                       Unit        0    158
------------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal

                   ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                             Section C                  Mtn.      Mtn.   Unit Price
------------------------------------------------------------------------------------------------------------------------------------
CLIN         Description                                     Reference         Unit     Qty.      Qty.    Per Year      Supplier
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
             Annual Maintenance Fee - WORM (OMC) for
              ICPS (per site, quarterly refurbish w/parts)                     Site     0           6
------------------------------------------------------------------------------------------------------------------------------------
             Annual Maintenance Fee - WORM (OMC) for
              Q/A Station (per site)                                           Site     0           6
------------------------------------------------------------------------------------------------------------------------------------
             Annual Maintenance Fee - WORM (OMC) for
              Field Reader (per unit)                                          Unit     0         150
------------------------------------------------------------------------------------------------------------------------------------
             Annual Maintenance Fee - Card Counter                             Unit     0          12
------------------------------------------------------------------------------------------------------------------------------------
             Annual Maintenance Fee - Temperature/Humidity
              Recorder (per site)                                              Site     0           6
------------------------------------------------------------------------------------------------------------------------------------
             CLIN 3002 Sub-Total
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3010         Monthly Maintenance Fee - Option 1 (Year 2)        C.8            Year     0          48
------------------------------------------------------------------------------------------------------------------------------------
3010a        Monthly Maintenance Fee - Includes Weekends
              & Federal Holidays (per site)                     C.6            Site     0          48
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - Vl8, Combiner, Mailer/
              Stuffer with Spare Parts (per site)                              Site     0          48     $5,067        Lau
------------------------------------------------------------------------------------------------------------------------------------
             Notes: The above price is good for Lincoln, NE;
              Dallas, TX; Laguna Niguel, CA; and Acton, MA.
              For St. Albams, VT and other non-specified sites
              add $2,000 (Burdened).
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - SIS Multistation
              (per site)                                                       Site     0          48
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - 2D Barcode for ICPS
              (per site)                                                       Site     0          48
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - 2D Barcode for Field
              Readers & Q/A Station (per unit)                                 Unit     0         948
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - ICPS RF Probe (per unit)                Unit     0         144
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - RF Field Reader (805A)
              & Q/A Station (per unit)                                         Unit     0         648
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - RF Field Reader (805B)
              (per unit)                                                       Unit     0         600
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - RF Field Reader (805C)
              (per unit)                                                       Unit     0         600
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - OCR-B ICPS and Field
              Reader                                                           Unit     0        1044
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - Magnetic Stripe Reader
              for Q/A Station (per unit)                                       Unit     0          48
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - Magnetic Strip Reader
              for POS                                                          Unit     0         900
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - IC Chip for ICPS                        Unit     0         672
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - IC Chip for Q/A Station,
              and Field Readers (per unit)                                     Unit     0         948
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - WORM (OMC) for ICPS (per
              site, quarterly refurbish w/parts)                               Site     0          48
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - WORM (OMC) for Q/A
              Station (per site)                                               Site     0          48
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - WORM (OMC) for Field
              Reader (per unit)                                                Unit     0         900
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - Card Counter                            Unit     0          96
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - Temperature/Humidity
              Recorder (per site)                                              Unit     0          48
------------------------------------------------------------------------------------------------------------------------------------

3011         Monthly Maintenance Fee - Option 2 (Year 3)        C.6            Year     0          72
------------------------------------------------------------------------------------------------------------------------------------
3011a        Monthly Maintenance Fee - Includes Weekends
              & Federal Holidays (per site)                     C.6            Site     0          72
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - VIS, Combiner,
              Mailer/Stuffer with Spare Parts (per site)                       Site     0          72     $5,310        Lau
------------------------------------------------------------------------------------------------------------------------------------
             Note: The above price is good for Lincoln, NE;
              Dallas, TX; Laguna Niguel, CA; and Acton, MA.
              For St Albams, VT and other non-specified sites
              add $2,000 (Burdened).
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - SIS Multistation
              (per site)                                                      Site     0          72
------------------------------------------------------------------------------------------------------------------------------------
             Monthly Maintenance Fee - 2D Barcode for ICPS
              (per site)                                                      Site     0          72
------------------------------------------------------------------------------------------------------------------------------------

 Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISUINS CONFIDENTIAL PRICING (ALL YEARS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Section C               Min.    Max.    Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
CLIN             Description                                         Reference       Unit    Qty.    Qty.     Per Site    Supplier
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-2D Barcode for Field Readers & Q/A
      Station (per unit)                                                             Unit      0      1872
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-ICPS RF Probe (per unit)                               Unit      0       216
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-RF Field Reader (805A) & Q/A Station
      (per unit)                                                                     Unit      0      1272
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-RF Field Reader (805B)(per unit)                       Unit      0      1200
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-RF Field Reader (805C)(per unit)                       Unit      0      1200
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-OCR-B ICPS and Field Reader                            Unit      0      2016
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-Magnetic Stripe Reader for Q/A
      Station (per unit)                                                             Unit      0        72
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-Magnetic Stripe Reader for POS                         Unit      0      1800
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-IC Chip for ICPS                                       Unit      0      1008
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-IC Chip for Q/A Station, and Field
      Readers (per unit)                                                             Unit      0      1872
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-WORM (DMC) for ICPS (per site,
      quarterly refurbished w/parts)                                                 Site      0        72
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-WORM (DMC) for Q/A Station (per
      site)                                                                          Site      0        72
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-WORM (DMC) for Field Reader (per
      unit)                                                                          Unit      0      1800
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-Card Counter                                           Unit      0       144
-----------------------------------------------------------------------------------------------------------------------------------
      Monthly Maintenance Fee-Temperature/Humidity Recorder
      (per site)                                                                     Site      0        72
-----------------------------------------------------------------------------------------------------------------------------------
      CLIN 3011 Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
4000  Emergency Maintenance-4-hr. Response                              C.8          Call      0        96
-----------------------------------------------------------------------------------------------------------------------------------
4000a Telephone Technical/Engineering Support                         C.8.1.3        Each      0        96
-----------------------------------------------------------------------------------------------------------------------------------
4000b Corrective Maintenance-4-hr. Response                              C.8         Each      0        96
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
5000  Quality Assurance/Card Verification Station                       C.11                   0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000a 486-65MHz PC                                                      C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000b 2-D Barcode Reader                                                C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000c 3-Track Magnetic Stripe Reader with RS-232                        C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000d OPTION: RF Reader                                                 C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000e OPTION: 1C Chip Reader                                            C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000f OPTION: OCR-B Reader                                              C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
5000g OPTION: WORM Reader                                               C.11         Each      0         6
-----------------------------------------------------------------------------------------------------------------------------------
      CLIN 5000a thru 5000g Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
6000  Program Management Support Team (ISI):
-----------------------------------------------------------------------------------------------------------------------------------
      Program Manager                                                                Hour   1860      1860
-----------------------------------------------------------------------------------------------------------------------------------
      Software Integrator                                                            Hour    940       940
-----------------------------------------------------------------------------------------------------------------------------------
      Engineer                                                                       Hour   3780      3780
-----------------------------------------------------------------------------------------------------------------------------------
      Training Specialist                                                            Hour    940       940
-----------------------------------------------------------------------------------------------------------------------------------
      Systems Analyst                                                                Hour   3780      3780
-----------------------------------------------------------------------------------------------------------------------------------

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISUINS CONFIDENTIAL PRICING (ALL YEARS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Unburdened
------------------------------------------------------------------------------------------------------------------------------------
                                                           Section C                  Min.      Max.     Unit Price
------------------------------------------------------------------------------------------------------------------------------------
CLIN                    Description                        Reference       Unit       Qty.      Qty.      Per Site     Supplier
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       Security Administrator                                             Hour         470       470
------------------------------------------------------------------------------------------------------------------------------------
       Administrator                                                      Hour        1800      1800
------------------------------------------------------------------------------------------------------------------------------------
 6001  Travel                                                              Lot           1         1
------------------------------------------------------------------------------------------------------------------------------------
       CLIN 6000 Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 7000  Program Management Support Team (150):
------------------------------------------------------------------------------------------------------------------------------------
       Program Manager                                                    Hour        1800      1880
------------------------------------------------------------------------------------------------------------------------------------
       Software Integrator                                                Hour         940       940
------------------------------------------------------------------------------------------------------------------------------------
       Engineer                                                           Hour        3760      3760
------------------------------------------------------------------------------------------------------------------------------------
       Training Specialist                                                Hour         940       940
------------------------------------------------------------------------------------------------------------------------------------
       Systems Analyst                                                    Hour        3760      3760
------------------------------------------------------------------------------------------------------------------------------------
       Security Administrator                                             Hour         470       470
------------------------------------------------------------------------------------------------------------------------------------
       Administrator                                                      Hour        1880      1880
------------------------------------------------------------------------------------------------------------------------------------
 7001  Travel                                                              Lot           1         1
------------------------------------------------------------------------------------------------------------------------------------
       CLIN 7000 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 8000  Program Support for Option 2 (Year 3)                              Year           1         1
------------------------------------------------------------------------------------------------------------------------------------
 8001  Travel                                                             Year           1         1
------------------------------------------------------------------------------------------------------------------------------------
       CLIN 8000 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 9000  OPTION: Hot Backup System at Lau
       Technologies, Acton, MA                                            Each           0         0
------------------------------------------------------------------------------------------------------------------------------------
       (1) Sandia Imaging Systems 7R Printer
       (2 per site)                                                       Pair           0         0
------------------------------------------------------------------------------------------------------------------------------------
       (2) VIS & Stuffer/Mailer - Includes
       Integration & Acceptance                                           Each           0         0       $510,047      Lau
------------------------------------------------------------------------------------------------------------------------------------
       (3) Site Preparation                                               Each           0         0        $46,423      Lau
------------------------------------------------------------------------------------------------------------------------------------
       (4) 2-D Barcode Reader                                             Pair           0         0
------------------------------------------------------------------------------------------------------------------------------------
       (5a) Maintenance Spares (See Note 1
       at end of spreadsheet)                                             Set           0         0
------------------------------------------------------------------------------------------------------------------------------------
       (5b) EAD Development & Certification
       Cards without RF (20,000 cards)                                    Each           0         0
------------------------------------------------------------------------------------------------------------------------------------
       (5c) Development & Certification
       Consumables (20,000 cards)                                          Set           0         0
------------------------------------------------------------------------------------------------------------------------------------
       Optional Acceptance Test (Includes
       CLIN 8,000(5a), (5b)                                                                        0
------------------------------------------------------------------------------------------------------------------------------------
       Acceptance Test                                                    Each           0         0
------------------------------------------------------------------------------------------------------------------------------------
       Acceptance Test Cards, Supplies &
       Consumables - GFE                                                  Each           0         0
------------------------------------------------------------------------------------------------------------------------------------
       CLIN 9000 Sub-Total:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 9001: OPTION: Add WORM Option to Hot Backup
------------------------------------------------------------------------------------------------------------------------------------
       This CLIN cannot be ordered without first
       ordering CLIN 110.
------------------------------------------------------------------------------------------------------------------------------------
       (1) WORM Reader/Writer Module (4 Reader/Writers
       per Module)                                                        Pair           0         0
------------------------------------------------------------------------------------------------------------------------------------
       (1b) WORM Encoding Module Integration                              Pair           0         0       $151,107      Lau
------------------------------------------------------------------------------------------------------------------------------------

       Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISI/INS CONFIDENTIAL PRICING (ALL YEARS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Unburdened
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Section C           Min.   Max.   Unit Price
----------------------------------------------------------------------------------------------------------------------------------
CLIN                    Description                                       Reference    Unit   Qty.   Qty.   Per Site     Supplier
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
      (1c)Sandia Base Kit (Frame) and Cabinet (WORM Reader/Writer)                     Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2a)WORM Development & Certification Cards (15,000)                               Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2b)EAD Development & Certification Cards without RF (5,000 cards)               Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2c)Development & Certification Consumables (20,000 cards)                        Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (3)Maintenance Spares-WORM Reader/Writer (1 pair per site)                       Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      Optional Acceptance Test (Includes CLIN 6001(4a),(4b)
----------------------------------------------------------------------------------------------------------------------------------
      (4a)Acceptance Test                                                              Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (4d)Acceptance Test Cards, Supplies & Consumables-GFE                            Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      CLIN 9001 Sub-Total:
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 9002 OPTION: Add IC Chip Option to Hot Backup (8kb,300 cards/hour)
----------------------------------------------------------------------------------------------------------------------------------
      This CLIN cannot be ordered without first ordering CLIN 136a or CLIN 140a.
----------------------------------------------------------------------------------------------------------------------------------
      (1a)IC Chip Write (6 Reader/Writers, 8kb) Module                                 Pair     0      0     $165,547      Lau
----------------------------------------------------------------------------------------------------------------------------------
      (1b)IC Chip Write (6 Reader/Writers, 8kb) Peripherals                            Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (1c)IC Chip/SMARTCARD Developers System                                          Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (1d)Sandia Base Kit (Frame) and Cabinet (IC Chip)                                Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2a)IC Chip Development & Certification Cards with RF
         (10,000 cards, 8kb)                                                            Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2b)EAD Development & Certification Cards with RF (5,000 cards)                  Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2c)WORM Development & Certification Cards with RF (5,000 cards)                  Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2d)Development & Certification Consumables (20,000 cards)                       Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (3)Maintenance Spares-IC Chip (2 per site)                                       Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      Optional Acceptance Test (Includes CLIN 6002(4a),(4b))
----------------------------------------------------------------------------------------------------------------------------------
      (4a)Acceptance Test                                                              Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (4d)Acceptance Test Cards, Supplies & Consumables-GFE                           Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      CLIN 9002 Sub-Total:
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 9003 OPTION: Add RF Probe Option to Hot Backup
----------------------------------------------------------------------------------------------------------------------------------
      This CLIN cannot be ordered without first ordering CLIN 122
----------------------------------------------------------------------------------------------------------------------------------
      (1a)RF Probe                                                                     Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (1b)Installation of RF Probe                                                     Each     0      0      $85,912      Lau
----------------------------------------------------------------------------------------------------------------------------------
      (1c)Sandia Base Kit (Frame) and Cabinet (RF Probe)                               Pair     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2a)WORM Development & Certification Cards with RF (5,000 cards)                  Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2b)EAD Development & Certification Cards with RF (10,000 cards)                  Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2c)IC Chip Development & Certification Cards with RF
         (5,000 cards, 8kb)                                                             Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2d)Development & Certification Consummables (20,000 cards)                       Set     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (2e)Maintenance Spares-RF Probe (1 per site)                                     Each     0      0
----------------------------------------------------------------------------------------------------------------------------------
      (3)Technical Support for Installation of RF Probe                                Each     0      0
----------------------------------------------------------------------------------------------------------------------------------

                                      21

Use or Disclosure of proposal data is subject to the restriction on the title page of this proposal
                    ISI/INS CONFIDENTIAL PRICING (ALL YEAR)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Unburdened
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Section C                  Min.      Max.    Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
  CLIN                      Description                         Reference        Unit      Qty.      Qty.     Per Site    Supplier
-----------------------------------------------------------------------------------------------------------------------------------
         Optional Acceptance Test (Includes CLIN 6003(4a), (4b))
-----------------------------------------------------------------------------------------------------------------------------------
         (4a) Acceptance Test                                                    Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (4d) Acceptance Test Cards, Supplies & Consumables-GFE                  Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         CLIN 9003 Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   9004  OPTION: Add OCR-B Option to Hot Backup
-----------------------------------------------------------------------------------------------------------------------------------
         This CLIN cannot be ordered without first ordering
         CLIN 130.
-----------------------------------------------------------------------------------------------------------------------------------
         (1a) OCR-B Verification Reader (Set of 2)                               Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (1b) Sandia Base Kit (Frame) and Cabinet (OCR-B)                        Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (1c) Installation of OCR-B                                              Pair         0         0        $85,912    Lau
-----------------------------------------------------------------------------------------------------------------------------------
         (2a) Technical Support for installation of OCR-B                        Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (2b) Technical Support for installation of OCR-B                        Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (2c) IC Chip Development & Certification Cards with RF
              (5,000 cards, 8kb)                                                  Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (2d) WORM Development & Certification Cards with RF
              (5,000 cards)                                                       Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (2e) Development & Certification Consumables (10,000 cards)              Set         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (3) Maintenance Spares-OCR-B Reader (1 per site)                         Each        0         1
-----------------------------------------------------------------------------------------------------------------------------------
         Optional Acceptance Test (Includes CLIN 6004(4a), (4b)
-----------------------------------------------------------------------------------------------------------------------------------
         (4a) Acceptance Test                                                    Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (4d) Acceptance Test Cards, Supplies & Consumables-GFE                  Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         CLIN 9004 Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   9005  OPTION: Maintenance for Hot Backup System at Lau
          Technologies, Acton, MA.                                               Each         0         0        $57,808    Lau
-----------------------------------------------------------------------------------------------------------------------------------
   9006  OPTION: Maintenance for Hot Backup System at Lau
          Technologies, Acton, MA.                                               Each         0         0        $57,808    Lau
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NOTE 1:  Maintenance Spare (CLIN 100a(5d) and CLIN 100b(5c))
          of $79,231
-----------------------------------------------------------------------------------------------------------------------------------
         (Fully Burdened Price) Includes the following:
-----------------------------------------------------------------------------------------------------------------------------------
         (1) Multistation Print Module (2 per site)                C.8           Pair         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (2) 300 DPI PCBA, 68000 board w/FM (1 per site)           C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (3) Feeder PCBA (1 per site)                              C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (4) Rotator PCBA (1 per site)                             C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (5) Rotator Assembly (1 per site)                         C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (6) 300 DPI Thermal Interface (1 per site)                C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (7) Mag Stripe Encoder Module (1 per site)                C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         (8) VIS, Combiner, Mailer/Stuffer (1 per site, Base
              Year) (Year 1 = $48,825)                             C.8           Each         0         0        $48,414    Lau
-----------------------------------------------------------------------------------------------------------------------------------
         (9) 2-D Barcode (1 per site)                              C.8           Each         0         0
-----------------------------------------------------------------------------------------------------------------------------------
         NOTE 1 Sub-Total:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                     STATEMENT OF WORK AND SPECIFICATIONS

                               LAU TECHNOLOGIES

                                August 21, 1995



Lau technologies shall provide to Information Spectrum, Inc. (ISI) the following products and services to meet the requirements and delivery schedule of the Integrated Card Production System (ICPS) and related products and services as defined in the Immigration and Naturalization Service (INS) Solicitation Number HQ-95-09, as amended (INS Solicitation). These products and services will be provided upon ISI's issuance of an appropriate Task Order to LAU.

1.   Basic ICPS (CLIN 100)

1.1 LAU shall provide (design, manufacture or purchase, deliver, install, and test) for each ICPS ordered by ISI the mailer/stuffer, the Visual Inspection Station, and the combiner as specified in the INS Solicitation and will integrate these components with two Sandia 7R printers at LAU's facilities in order to produce a functioning ICPS which meets the hardware and software requirements of the INS Solicitation. Lau shall deliver, install, and test the ICPS at INS sites within the Continental United States (contiguous 48 states). ISI will supply the Sandia printers to LAU.

1.2 LAU shall deliver the ICPS (hardware and software) to ISI at the specified INS locations in the quantities, and at the rate and times specified in Task Orders issued by ISI in accordance with the INS Solicitation. The quantities ordered shall not exceed the quantities identified in this Statement of Work, or if not so identified, the quantities specified in the INS Solicitation. The prices quoted to ISI include the costs of shipment (including Insurance) of the ordered quantities to the destinations described above.

1.3 LAU shall develop software to control the flow of cards, inspect the cards, and perform the automated stuffing and mailing that meets the requirements of the INS Solicitation.

1.4 LAU shall develop software to be used to meet the reporting requirements specified in the INS Solicitation.

1.5 LAU will provide to INS a perpetual license to use, modify, adapt, or combine with other software, the software specified in Paragraphs 1.3 and 1.4 above. LAU will also provide to the INS a perpetual license to use, modify, and adapt the source code for the software. The licenses will be limited to the ICPS installed at each INS site. The license shall meet the requirements of the INS Solicitation. A LAU warranty will not apply to any software which has been altered.

2.   System Upgrades (CLINs 110 - 157).

2.1 LAU shall provide (design, manufacture or purchase, deliver, install, and test) a card transport mechanism capable of supporting four Optical Memory Card Reader/Writer Mechanisms. The combination of the four OMC Reader/Writers and the card transport mechanism shall be known as an Optical Memory Card Reader/Writer Module. The Module shall operate successfully in the Sandia Printer. Two OMC Reader/Writer Modules will be provided for each ICPS ordered by INS.

2.2 LAU shall provide the engineering, integration, and software necessary to insure that the Optical Memory Card Reader/Writer Module is compatible with the Sandia 7R printer and meets the performance and reliability requirements of the INS Solicitation. Optical Memory Card Reader/Writer Mechanisms which meet all performance and reliability requirements of the INS Solicitation will be supplied to LAU by ISI.

2.3 LAU shall provide (design, manufacture or purchase, deliver, install, and test) a card transport mechanism capable of supporting six individual IC Chip Card Reader/Writer Mechanisms. The combination of the six IC Chip Reader/Writers and the card transport mechanism shall be known as an IC Chip Card Reader/Writer Module. The Module shall operate successfully in the Sandia Printer. Two IC Chip Card Reader/Writer Modules will be provided for each ICPS ordered by INS.

2.4 LAU shall provide the engineering, integration, and software necessary to insure that the IC Chip Card Reader/Writer Module is compatible with the Sandia 7R printer and meets the performance and reliability requirements of the INS Solicitation, IC Chip Card Reader/Writer Mechanisms which meet all performance and reliability requirements of the INS Solicitation will be supplied to LAU by ISI.

2.5 LAU shall provide (design, manufacture or purchase, deliver, install, and test) an OCR-B Reader Module capable of reading and verifying OCR-B text printed on a card by the ICPS. The combination of an OCR-B Reader Mechanisms and its housing and interface shall be known as an OCR-B Module. Two OCR-B Reader/Writer Modules will be provided for each ICPS ordered by INS.

2.6 LAU shall provide the engineering, integration, and software necessary to insure that the OCR-B Reader Module is compatible with the LAU VIS and meets the performance and reliability requirements of the INS Solicitation. LAU shall insure that a card containing OCR-B printed in the Sandia printer (and verified by the VIS) can be read and verified on the AIT OCR-B Field Reader. OCR-B Reader/Mechanisms which meet all performance and reliability requirements of the INS Solicitation will be supplied to LAU by ISI.

2.7 LAU shall provide (design, manufacture or purchase, deliver, install, and test) an RF Probe (Reader) Module capable of reading and verifying RF Taggants embedded in a card during the card stock manufacturing process. The combination of an RF Probe Mechanism and its housing and interface shall be known as an RF Probe Module. The RF Probe Module shall operate successfully as a module in the VIS and meet the performance and reliability requirements of the INS Solicitation. Two RF Probe Modules will be provided for each ICPS ordered by INS.

2.8 LAU shall provide the engineering, integration, and software necessary to insure that the RF Probe Module is compatible with the VIS and meets the performance and reliability requirements of the INS Solicitation. RF Probe Mechanisms which meet all performance and reliability requirements of the INS Solicitation will be supplied to LAU by ISI.

2.9 LAU shall deliver, install, and test the System Upgrades described in Sections 2.1 through 2.8 above to ISI at the INS locations specified in the INS Solicitation in the quantities and at the rate and times specified in Task Orders to be issued by ISI in accordance with the INS Solicitation. The quantities ordered shall not exceed the quantities identified in this Statement of Work, or if not so identified, the quantities specifies in the INS Solicitation. The prices quoted to ISI include the costs of shipment (including insurance) of the ordered quantities to the destinations described above.

3.    System Documentation and Material/Consumables Documentation (CLINs
160-163).

3.1 LAU will provide appropriate user, system, maintenance, and software documentation as required by the INS Solicitation. This documentation will adequately describe the operation of the ICPS including its associated software, the software routines and modules used to control the ICPS, and maintenance procedures and diagrams sufficient for an on-site maintenance technician (whether or not a LAU employee) to perform service on the equipment.

3.2   Materials/consumables documentation.

      Not Applicable.

4.    Supplies and Consumables(CLINs 200-799).

      Not Applicable.

5.    Maintenance Services (CLIN Series 3000 and 4000)

5.1 LAU will provide a telephone support line (24 hours per day, 365 days per year) capable of answering technical questions when technical assistance is required by the on-site maintenance technician (whether or not a LAU employee). LAU shall promptly dispatch a qualified engineer or technician to an INS site at ISI's request to provide technical assistance in maintaining the ICPS in order for ISI to meet the Corrective Maintenance requirements of the INS Solicitation.

5.2 LAU shall provide spare parts at or near each site, in order to allow defective modules to be promptly replaced.

5.3 LAU shall provide software upgrades, including bug fixes, upgraded functionality, and new releases of software as provided in the INS Solicitation.

5.4 LAU shall provide all documentation updates to documents previously provided to the INS as required by the INS Solicitation.

6.      Training (CLIN Series 1000).

LAU agrees to host and provide facilities for training activities for INS personnel and other personnel identified by ISI at LAU's location. The training will be done on a spare ICPS, (which will be identified as either the "Hot Backup System" or an "Integration System") to be purchased by INS and to be located at a LAU facility. ISI will provide the instructor to do the training.
  LAU will provide the facilities and access to the spare ICPS. Facilities includes, but is not limited to, a classroom, chairs, and tables for not more than 10 students, and overhead projector, and a blackboard or equivalent.

7.      Consultation Services (CLIN Series 2000).

7.1 LAU agrees to provide consultation Services as described in the INS Solicitation when ordered by ISI.

8.      Quality Assurance/Verification Systems (CLIN Series 800)

        Not Applicable.

9.      Certification, Acceptance Tests, and Standard of Performance

9.1     LAU shall provide its certification to ISI in accordance with Section
E.2.1 of the INS Solicitation that the integrated system that it provides meets the criteria provided in that Section.

9.2 LAU will participate in achieving a successful Acceptance Test meeting the Standard of Performance (as defined in the INS Solicitation) for each ICPS and each System Upgrade ordered. Lau will fully participate to insure that the products and services that it provides will result in successful Acceptance Test and will meet the Standard of Performance.

9.3     Inspection and Testing of Consumables. (Section C.6.1)

        Not Applicable.

10.     Reports (Section F.11)

10.1 LAU shall contribute relevant information to enable IS to provide the Management Reports to the INS required by Section G.7.1 of the INS Solicitation.

11. Hot Backup Site. The Hot Backup Site is intended to provide a complete operating ICPS that has passed the INS Acceptance Test and Standard of Performance in the event that one or more of the INS ICPS sites is unable to produce cards. LAU shall provide a secure facility are for the Hot Backup Site at its facility. The Hot Backup Site will be operated by INS personnel who will be hosted by LAU at LAU's facility. LAU will provide all maintenance and repairs on the Hot Backup Site.

12. LAU shall provide a warranty for the products and services that meet the requirements in the INS Solicitation.

                                   EXHIBIT D

           REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF
                                 SUBCONTRACTOR

52.203-2 Certificate of Independent Price    APR 1985

(a) The Offeror certifies that-

    (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices,
(ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;
    (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and
    (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b) Each signature on the offer is considered to be certification by the signatory that the signatory-

    (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs
(a)(1) through (a)(3) above; or
    (2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above _________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

[Insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization];
   (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and
  (iii) As an agent, has not personally participated and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

(c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

52.203-4 Contingent Fee Representation and AgreementAPR 1984

(a) Representation. The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offeror -

(Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term bona fide employee, see subpart 3.4 of the Federal Acquisition Regulation.)

(1)     has,  X  has not employed or retained any person or company to solicit
    ---      ---
or obtain this contract; and

(2)     has,  X  has not paid or agreed to pay to any person or company employed
    ---      ---
or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

(b) Agreement. The offeror agrees to provide information relating to the above Representation as requested by the Contracting Officer and, when subparagraph
(a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer -

    (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119);

or

    (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

52.203-8 Requirement for Certificate of       NOV 1990
         Procurement Integrity -- Alternate I SEP 1990

(a) Definitions. The definitions at FAR 3.104-4 are hereby incorporated in this provision.

(b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

                     CERTIFICATE OF PROCUREMENT INTEGRITY

    (1) I, Robert C. Hughes    (Name of certifier), am the officer or employee
           -------------------
responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b),(d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this
procurement                 (solicitation number).
            ---------------

    (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of

LAU Technologies (Name of Offeror) who has participated personally and
----------------
substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27
(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

   (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), ENTER NONE IF NONE EXIST)

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

   (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

/s/ R.C. Hughes
-------------------------------------------------------------------------
(Signature of the officer or employee responsible for the offer and date)

 Robert C. Hughes
-------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the offer)

* Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001. (End of certification)

(c) For procurements, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraphs (c)(1) through (c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:

    (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of the letter contract, unpriced contract, or unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter contract and execution of the document definitizing the letter contract, or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.

    (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price; and, prior to establishing the price of an unpriced order. The second certificate to be submitted for unpriced orders shall apply only to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.

    (3) A certificate is not required for indefinite delivery contracts (see Subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

    (4) For contract and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see 3.104-4(e)) exceeds $100,000.

    (5) For purposes of contracts entered into under section 8(a) of the SBA, the business entity with whom the SBA contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.

    (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall cause the offer to be rejected.

(d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of the Government. Failure of an Offeror to submit the additional certifications shall cause its offer to be rejected.

(e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of award under this solicitation. However, the Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interests of the Government, such as disqualification of the Offeror.

(f) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

(g) Certifications under paragraphs (b) and (d) of this provision are material representations of fact upon which reliance will be placed in awarding a contract.

52.203-11     Certification and Disclosure Regarding Payments to APR 1991
         Influence Certain Federal Transactions

52.204-3 Taxpayer Identification        MAR 1994

(a)  Definitions.

"Common parent," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

"Corporate status," as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

"Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

(b)  All offerors are required to submit the information required in paragraphs
(c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in FAR 4.903, the failure or refusal by the offeror to furnish the information may result in a 20 percent reduction of payments otherwise due under the contract.

(c)  Taxpayer Identification Number (TIN).

  X     TIN: 04-3072930
-----       -----------

        TIN has been applied for.
-----

        TIN is not required because:
-----

        Offeror is a nonresident alien, foreign corporation, or foreign
-----
partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

       Offeror is an agency or instrumentality of a foreign government;
-----

       Offeror is an agency or instrumentality of a Federal, state or local
-----
Government;      Other.  State basis.
            ----                       --------------------

(d) Corporate Status.

       Corporation providing medical and health care services, or engaged in
-----
the billing and collecting of payments for such services;

  X    Other corporate entity;
-----

       Not a corporate entity;
-----

       Sole proprietorship
-----

       Partnership
-----

       Hospital or extended care facility described in 26 CFR 501(c)(3) that is
-----
exempt for taxation under 26 CFR 501(a).

(e)  Common Parent.

  X    Offeror is not owned or controlled by a common parent as defined in
-----
paragraph (a) of this clause.

       Name and TIN of common parent:
-----

Name
       --------------------------------

TIN
       --------------------------------

52.209-5 Certification Regarding Debarment, Suspension, FEB 1995
         Proposed Debarment, and Other Responsibility Matters

(a)(1)   The Offeror certifies, to the best of its knowledge and belief, that -

     (i) The Offeror and/or any of its Principals -

         (A)  Are     are not  X  presently debarred, suspended, proposed for
                  ---         ---
debarment, or declared ineligible for the award of contracts by any Federal agency;

         (B)  Have     have not  X  , within a 3-year period preceding this
                   ---          ---
offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

        (C)  Are     are not  X  presently indicted for, or otherwise
                 ---         ---
criminally or civilly charged by a Governmental entity with, commission of any of the offenses enumerated in subdivision (a)(l)(i)(B) of this provision.

   (ii)  The Offeror has     has not  X  , within a 3-year period preceding
                         ---         ---
this offer, had one or more contracts terminated for default by any Federal agency.

(2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager; head of a subsidiary, division, or business segment, and similar positions).

     This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, title 18, United States Code.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

52.215-6 Type of Business Organization      JUL 1987

The offeror or quoter, by checking the applicable box, represents that

(a)  It operates as  X  a corporation incorporated under the laws of the State
                    ---
of MA an individual,     a partnership, a nonprofit organization, or     a joint
   --                ---                                             ---
venture; or

(b)  If the offeror or quoter is a foreign entity, it operates as     an
                                                                  ---
individual,     a partnership,     a nonprofit organization,     a joint
            ---                ---                           ---
venture, or     a corporation, registered for business in
            ---                                           ------------------
(country).


52.215-20   Place of Performance           APR 1984

(a)  The offeror or quoter, in the performance of any contract resulting from
this solicitation,     intends,     does not intend (check applicable block) to
                   ---          ---
use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.

(b) If the offeror or quoter checks intends in paragraph (a) above, it shall insert in the spaces provided below the required information:

Place of Performance                    Name and address of Owner
(Street Address, City,                  and Operator of the Plant or
County, State, Zip Code)                Facility if Other than
                                        Offeror or Quoter

------------------------------          ------------------------------
------------------------------          ------------------------------
------------------------------          ------------------------------

52.219-1 Small Business Concern Representation FEB 1995

(a)  Representation.  The offeror represents and certifies as part of its offer
that it  X  is,     is not a small business concern and that     all,  X  not
        ---     ---                                          ---      ---
all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.

(b) Definition. "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

(c) Notice. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--

     (1)  Be punished by imposition of fine, imprisonment, or both;

     (2) Be subject to administrative remedies, including suspension and debarment; and

     (3) Be ineligible for participation in programs conducted under the authority of the Act.

52.219-2  Small Disadvantaged Business Concern Representation FEB 1990

(a)  Representation.  The offeror represents that it X is, ____ is not a small
                                                    ---
disadvantaged business concern.

(b)  Definitions.

"Asian Pacific Americans," as used in this provision, means United States citizens whose origins are in Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, the U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia.

"Indian tribe," as used in this provision, means any Indian tribe, band, nation, or other organized group or community of Indians, including any Alaska Native Corporation as defined in 13 CFR 124.100 which is recognized as eligible for the special programs and services provided by the U.S. to Indians because of their status as Indians, or which is recognized as such by the State in which such tribe, band, nation, group, or community resides.

"Native Americans," as used in this provision, means American Indians, Eskimos, Aleuts, and native Hawaiians.

"Native Hawaiian Organization," as used in this provision, means any community service organization serving Native Hawaiians in, and chartered as a not-for-profit organization by, the State of Hawaii, which is controlled by Native Hawaiians, and whose business activities will principally benefit such Native Hawaiians.

"Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR part 121.

"Small disadvantaged business concern," as used in this provision, means a small business concern that (a) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals and (b) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR part 124.

"Subcontinent Asian Americans," as used in this provision, means United States citizens whose origins are in India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal.

(c) Qualified groups. The offeror shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other individuals found to be qualified by SBA under 13 CFR 124. The offeror shall presume that socially and economically disadvantaged entities also include Indian tribes and Native Hawaiian Organizations.

52.219-3 Women-Owned Small Business Representation APR 1984

(a) Representation. The offeror represents that it X is,   is not a women-owned
                                                  ---   ---
small business concern.

(b) Definitions.

"Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

"Women Owned," as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.

52.222-19     Walsh-Healey Public Contracts Act Representation APR 1984

The offeror represents as a part of this offer that the offeror is     or is
                                                                   ---
not     a regular dealer in, of Is a manufacturer of, the supplies offered.
    ---                         --

52.222-21     Certification of Nonsegregated Facilities APR 1984

52.222-22     Previous Contracts and Compliance Reports APR 1984

The offeror represents that -

(a)  It X has,     has not participated in a previous contract or subcontract
       ---     ---
subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

(b)  It X has,     has not, filed all required compliance reports; and
       ---     ---

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

52.222-25  Affirmative Action Compliance  APR 1984

The offeror represents that (a) it X has developed and has on file,     has not
                                  ---                               ---
developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR
60-1 and 60-2), or (b) it    has not previously had contracts subject to the
                         ---
written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

52.223-1   Clean Air and Water Certification  APR 1984

The Offeror certifies that

(a)  Any facility to be used in the performance of this proposed contract is
    is not X   listed on the Environmental Protection Agency (EPA) List of
---       ---
Violating Facilities;

(b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

(c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

52.223-5   Certification Regarding A Drug-Free Workplace JUL 1990

52.225-1   Buy American Certificate       DEC 1989

The offeror certifies that each end product, except those listed below, is a domestic end product (as defined in the clause entitled Buy American Act-Supplies), and that components of unknown origin are considered to have been mined, produced, or manufactured outside the United States.

Excluded End Products                      Country of Origin

--------------------------------           ----------------------------

--------------------------------           ----------------------------

--------------------------------           ----------------------------

--------------------------------           ----------------------------


            (List as necessary)

Offerors may obtain from the contracting officer lists of articles, materials, and supplies excepted from the Buy American Act.

52.230-1 Cost Accounting Standards Notices and Certification AUG 1992

Note:   This notice does not apply to small businesses or foreign governments.
This notice is in four parts, identified by Roman numerals I through IV

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

I.   Disclosure Statement - Cost Accounting Practices and Certification

(a) Any contract in excess of $500,000 resulting from this solicitation, except contracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation, will be subject to the requirements of 48 CFR parts 9903 and 9904 except for those contracts which are exempt as specified in 48 CFR, Subpart 9903,201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR parts 9903 and 9904 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR Subpart 9903.202. The Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to-practice for pricing proposals or accumulating and reporting contract performance cost data.

(c)  Check the appropriate box below:

------    (1)  Certificate of Concurrent Submission of Disclosure Statement.

The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) original and one copy of the cognizant Administrative Contracting Officer (ACO), and (ii) one copy to the cognizant contract auditor.

(Disclosure must be on Form No. CASB DS-1. Forms may be obtained from the cognizant ACO.)

Date of Disclosure Statement:

------------------------------------------------------------

Name and Address of Cognizant ACO where filed: -----

The offeror further certifies that practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

        (2)  Certificate of Previously Submitted Disclosure Statement.
-----

The offeror hereby certifies that Disclosure Statement was filed as follows:

Date of Disclosure Statement:

------------------------------------------------

Name and Address of Cognizant ACO where filed:
                                              -----

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable disclosure statement.

        (3)  Certificate of Monetary Exemption.
-----

The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $10 million in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

        (4)  Certificate of Interim Exemption.
-----

The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR. Subpart 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph
(c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $10 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II.  Cost Accounting Standards - Exemption for Contracts of $500,000 or Less.

If this proposal is expected to result in the award of a contract of $500,000 or less, the offeror shall indicate whether the exemption below is claimed. Failure to check the box below shall mean that the resultant contract is subject to CAS requirements or that the offeror elects to comply with such requirements.

      The offeror hereby claims an exemption from the CAS requirements under the
----
provisions of 48 CFR, Subpart 9903.201-1(b)(2).

III. Cost Accounting Standards - Eligibility for Modified Contract Coverage

If the offeror is eligible to use the modified provisions of 48 CFR, Subpart 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

      The offeror hereby claims an exemption from the Cost Accounting Standards
----
clause under the provisions of 48 CFR, Subpart 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because (i) during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $ 10 million in awards of CAS-covered prime contracts and subcontracts, and (ii) the sum of such awards equaled less than 10 percent of total sales during that cost accounting period. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

Caution: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract $10 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $10 million or more.

IV.  Additional Cost Accounting Standards Applicable to Existing Contracts.

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     Yes      No.
----     ----


INSLAU.SUB
October 17, 1995

                                  EXHIBIT E



                              SUBCONTRACTING PLAN


                      (Not required.  See Section H.17.)

                                   EXHIBIT F



                     SCHEDULE OF SUBCONTRACTOR'S PRODUCTS

The following items are LAU Technologies' Property developed at private expense and not first used in the performance of this Subcontract:

1) LAU Technologies(TM) Visual Inspection Station (VIS) Software and Hardware (Patent Pending).

2) LAU Technologies(TM) Manufacturing Executive Software, portions of which are also known as "Network Job Builder", or "Central Manufacturing Executive".

3)   LAU Technologies(TM) Image Capture Workstation (ICWS) Software

4)   LAU Technologies(TM) SensorMast(TM) Hardware (Patent Pending).